THE GABELLI ASSET FUND
                                Class AAA Shares


                                   PROSPECTUS
                                   May 1, 1999




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
===============================================================================



                             The Gabelli Asset Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone: 1-800-GABELLI (1-800-422-3554)
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                           (Net  Asset  Value may be  obtained  daily by calling
1-800-GABELLI after 6:00 p.m.)

                                Board of Trustees

Mario J. Gabelli, CFA                              Karl Otto Pohl
Chairman and Chief                                 Former President
Investment Officer                                 Deutsche Bundesbank
Gabelli Asset Management Inc.

Felix J. Christiana                                Anthony R. Pustorino
Former Senior Vice President                       Certified Public Accountant
Dollar Dry Dock Savings Bank                       Professor, Pace University

Anthony J. Colavita                                Anthonie C. van Ekris
Attorney-at-law                                    Managing Director
Anthony J. Colavita, P.C.                          BALMAC International, Inc.

James P. Conn                                      Salvatore J. Zizza
Former Chief Investment Officer                    Chairman
Financial Security Assurance                       The Bethlehem Corp.
Holdings Ltd.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                               Bruce N. Alpert
Portfolio Manager                                   President and Treasurer

James E. McKee
Secretary





                                                 TABLE OF CONTENTS
                                                                           Page
INVESTMENT AND PERFORMANCE SUMMARY............................................3
INVESTMENT AND RISK INFORMATION...............................................5
MANAGEMENT OF THE FUND........................................................6
DIVIDENDS AND DISTRIBUTIONS...................................................7
PURCHASING, SELLING AND EXCHANGING SHARES.....................................7
PRICING OF FUND SHARES........................................................8
TAX INFORMATION...............................................................8
FINANCIAL HIGHLIGHTS..........................................................9


                                        INVESTMENT AND PERFORMANCE SUMMARY

Investment Objective:

The Gabelli Asset Fund (the "Fund") seeks to provide growth of capital. Capital is the amount of money you invest in the Fund. The Fund's secondary goal is to provide current income.

Principal Investment Strategies:

The Fund will primarily invest in common stocks and preferred stocks and may also invest in securities which may be converted into common stocks. In making stock selections, the Fund strives to earn a 10% real rate of return. The Fund focuses on companies which appear underpriced relative to their "private market value." Private market value is the value the Fund's adviser believes informed investors would be willing to pay for a company.

Principal Risks:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Investments in foreign securities involve risks related to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the issuers' private market values may never be realized by the market, or that the portfolio securities' prices decline.

Who May Want to Invest:

The Shares offered herein (which for convenience are referred to as the "Class AAA Shares") are offered only to investors who acquire them directly through the Fund's distributor or through a select number of financial intermediaries with whom the distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

The Fund may appeal to you if:

                   you are a long-term investor or saver
                   you seek growth of capital
                   you believe that the market will favor value over growth stocks over the long term you wish to include a value strategy as a portion of your overall investments.

You may not want to invest in the Fund if:

                   you are seeking a high level of current income you are conservative in your investment approach you seek stability of principal more than growth of capital

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1989), and by showing how the Fund's average annual returns for 1, 5 and 10 years compared to those of the S&P(R) 500 Stock Index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future.

BAR CHART (GRAPHIC OMITTED)
EDGAR REPRESENTATION OF DATA POINTS
USED IN PRINTED GRAPHIC


               Calendar Year              Total Return
               -------------              ------------
                    1989                       26.2%
                    1990                       (5.0)
                    1991                       18.1
                    1992                       14.9
                    1993                       21.8
                    1994                       (0.1)
                    1995                       24.9
                    1996                       13.4
                    1997                       38.1
                    1998                       15.9

During the period shown in the bar chart, the highest return for a quarter was 18.2% (quarter ended 12/31/98) and the lowest return for a quarter was (14.2)% (quarter ended 9/30/98).

 ---------------------------------------------- ----------------------- ---------------------- ---------------------
         Average Annual Total Returns               Past One Year          Past Five Years        Past Ten Years
   (for the periods ended December 31, 1998)
 ---------------------------------------------- ----------------------- ---------------------- ---------------------
 ---------------------------------------------- ----------------------- ---------------------- ---------------------
 The Gabelli Asset Fund Class AAA Shares                15.9%                   17.8%                 16.2%
 ---------------------------------------------- ----------------------- ---------------------- ---------------------
 ---------------------------------------------- ----------------------- ---------------------- ---------------------
 S&P(R)500 Stock Index*                                  28.7%                   24.1%                 19.2%
 ---------------------------------------------- ----------------------- ---------------------- ---------------------

* The S&P(R) 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The performance of the Index does not include expenses or fees.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees.....................................................     1.00%
Distribution (Rule 12b-1) Expenses1.................................     0.25%
Other Expenses......................................................     0.11%
                                                                         ----
Total Annual Operating Expenses...............................................
1.36%

1 Long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

Expense Example:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 Year            3 Years          5 Years          10 Years
               ------            -------          -------          --------

                $138              $431             $745             $1,635

                                          INVESTMENT AND RISK INFORMATION

The Fund's primary investment objective is to seek growth of capital, and investments will be made based on management's perception of their potential for capital appreciation. Current income, to the extent it may affect potential growth of capital, is a secondary objective. The investment objectives of the Fund may not be changed without shareholder approval.

Under normal market conditions, the Fund invests at least 80% of its assets in stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers. The Fund's adviser, Gabelli Funds, LLC (the "Adviser"), will invest in companies that, in the public market, are selling at a significant discount to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire companies with similar characteristics. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. The Adviser will sell any Fund investments which lose their perceived value relative to other investments.

The Fund's assets will be invested primarily in a broad range of readily marketable equity securities consisting of common stock, preferred stock and securities which may be converted at a later time into common stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. Warrants are rights to purchase securities at a specified time at a specified price.

The Fund may also use the following investment techniques:

          Foreign Securities. The Fund may invest up to 25% of its total assets in securities of non-U.S.
         issuers.

          Defensive Investments. When opportunities for capital growth do not appear attractive or when adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include preferred stocks, high-grade debt securities, obligations of the U.S. Government and its agencies and instrumentalities, and short-term money market instruments such as high-quality commercial paper (rated at least "A-1" by Standard & Poor's Rating Service ("S&P") or "P-1" by Moody's Investors Service, Inc.). When following a defensive strategy, the Fund will be less likely to achieve its investment goal of capital growth.

          Borrowing. The Fund may borrow money from banks (1) as may be necessary for the clearance of portfolio transactions, and (2) for temporary or emergency purposes, including the meeting of redemption requests. Borrowing for any purpose (including redemptions) may not exceed 15% of the value of the Fund's total assets. Borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets at the time a borrowing is made. The Fund will not make any additional purchases of portfolio securities at any time its borrowings exceed 5% of its assets. The Fund may use not more than 20% of its assets as collateral in connection with the borrowings described above. The Fund may also engage to a limited extent in other investment practices in order to achieve its investment goal.

Investing in the Fund involves the following risks, listed in the order of importance.

          Equity Risk. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

          Fund and Management Risk. The Fund invests in stocks issued by companies believed by the Adviser to be trading at a discount to their private market value (value stocks). The Fund's price may decline because the market favors other stocks or large capitalization stocks over stocks of small to mid-size companies. If the Adviser is incorrect in its assessment of the private market values of the securities it holds, then the value of the Fund's shares may decline.


          Foreign Risk. Prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

          Borrowing Risk. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of securities purchased with borrowed funds. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of securities purchased.

                                              MANAGEMENT OF THE FUND

The Adviser. Gabelli Funds, LLC, with principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Trustees. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Funds, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange.

As compensation for its services and the related expenses the Adviser bears, for the fiscal year ended December 31, 1998, the Fund paid the Adviser an annual fee equal to 1.00% of the value of the Fund's average daily net assets.

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, is responsible for the day-to-day management of the Fund. Mr. Gabelli has been Chairman, Chief
Executive Officer and Chief Investment Officer of the Adviser and its predecessor since inception, as well as its parent company, GAMI. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of GAMI, and is an officer or director of various other companies affiliated with GAMI. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.

Year 2000. As the year 2000 approaches, an issue has emerged regarding how the software used by the Fund's service providers can accommodate the date "2000." Failure to adequately address this issue could result in major systems or process failures which could disrupt the Fund's operations. The Adviser is working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. The Fund cannot guarantee, however, that all year 2000 issues will be identified and corrected by January 1, 2000 and any non-compliant computer system could hurt key Fund operations such as shareholder servicing, pricing and trading. In addition, the Year 2000 problem may adversely affect the companies in which the Fund invests, particularly companies in foreign countries. For example, these companies may incur substantial costs to correct the Year 2000 problem, which could lower the value of such companies' securities and negatively affect the Fund's performance.

Rule 12b-1 Plan. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of .25% of the Fund's average daily net assets attributable to Class AAA Shares to finance distribution of the Fund's Class AAA Shares. The Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sales of Class AAA Shares of the Fund. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.




                                     PURCHASING, SELLING AND EXCHANGING SHARES

Information about purchasing, selling and exchanging your shares is contained in a separate document called the Owner's Manual which has been delivered with this Prospectus. The Owner's Manual is considered an integral part of this Prospectus. The Owner's Manual also contains information about the Telephone Investment Plan, Telephone Redemption Plan, Automatic Investment Plan, Systematic Withdrawal Plan and Retirement Plans.

                                              PRICING OF FUND SHARES

The net asset value per share of the Class AAA Shares is calculated on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The net asset value per share of the Class AAA Shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., New York time. Net asset value is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Trustees of the Fund believes represents fair value.

The Fund may from time to time hold securities that are primarily listed on foreign exchanges. Such securities may trade on days when the Fund does not price its shares. Therefore, the net asset value of the Class AAA Shares may change on days when you are not able to purchase or redeem Class AAA Shares.

                                            DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. Shareholders may have dividends or capital gains distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

                                                  TAX INFORMATION

The Fund expects that its distributions will consist primarily of net investment income and capital gains, which may be taxable at different rates depending on the length of time the Fund holds its assets. Dividends out of net investment income and distributions of realized short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, may be subject to federal state or local taxes. An exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares; therefore, any gain you realize on such a transaction may be taxable. Foreign shareholders may be subject to special withholding requirements.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.





                                               FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's Class AAA Shares. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report along with the Fund's financial statements and related notes are included in the annual report, which is available upon request.

Per share amounts for the Fund's Class AAA Shares outstanding throughout each year ended December 31,

                                                  1998         1997            1996         1995          1994
                                                  ----         ----            ----         ----          ----
Operating performance:
     Net asset value, beginning of year.....     $31.85      $ 26.42         $ 25.75       $ 22.21     $ 23.30
                                                 ------      -------         -------       -------     -------
     Net investment income..................       0.02         0.07            0.15          0.26        0.26
     Net realized and unrealized gain/(loss)
              on investments................       5.02         9.97            3.29          5.28       (0.30)
                                                   ----         ----            ----          ----       ------
     Total from investment operations              5.04        10.04            3.44          5.54       (0.04)
                                                   ----        -----            ----          ----       ------

Distributions to shareholders:
     Net investment income..................      (0.02)       (0.07)          (0.15)        (0.25)      (0.25)
     In excess of net investment income.....                   (0.00)(a)         -----         -----     (0.01)
     Net realized gains and investments.....      (1.40)       (4.54)          (2.61)        (1.75)      (0.76)
     In excess of net realized gains........       0.00(a)     (0.00)(a)       (0.01)        (0.00)(a)   (0.03)
                                                   -------     ---------       ------        ---------   ------
     Total distributions....................      (1.42)       (4.61)          (2.77)        (2.00)      (1.05)
                                                  ------       ------          ------        ------      ------

     Net asset value, end of year...........     $35.47       $31.85         $ 26.42        $25.75      $22.21
                                                 ------       ------         -------        ------      ------

     Total return+..........................      15.9%        38.1%           13.4%         24.9%       (0.1)%
                                                  -----        -----           -----         -----       ------

Ratios to average net assets and supplemental data:
     Net assets, end of year (in 000's)        $1,575,976    $1,335,052    $1,080,639    $1,091,539    $982,250
     Ratio of net investment income to
          average net assets................       0.06%        0.22%           0.52%         0.95%       1.10%
     Ratio of operating expenses to
          average net assets................       1.36%        1.38%           1.34%         1.33%       1.28%
     Portfolio turnover rate................      21%          22%             15%           26%         19%

+    Total return  represents  aggregate  total return of a hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Amount represents less than $0.005 per share.


                                                 [BACK COVER PAGE]

                                              The Gabelli Asset Fund
                                                 Class AAA Shares

For More Information:
For more information about the Fund, the following documents are available free upon request:

Owner's Manual:
Information about purchasing, selling and exchanging shares of the Fund is included in a separate document entitled "Owner's Manual." The Owner's Manual is incorporated by reference into the Prospectus. If you have not received it, please contact the Fund at the number listed below.

Annual/Semi-annual Reports:
The Fund's semi-annual and audited annual reports to shareholders contain detailed information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including its operations and investments policies. It is incorporated by reference, and is legally considered a part of this prospectus.

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You can get free copies of these  documents and  prospectuses  of other funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:
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                                              The Gabelli Asset Fund
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                                               One Corporate Center
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                                                   Rye, NY 10580
------------------------------------------------------------------------------
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                                     Telephone: 1-800-GABELLI (1-800-422-3554)
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                                                  www.gabelli.com
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You can  review  the  Fund's  reports  and  SAIs  at the  Public  Reference
Room of the  Securities  and  Exchange
Commission.  You can get text-only copies:
o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling
     1-800-SEC-0330.
o    Free from the Commission's Website at http://www.sec.gov




(Investment Company Act file no. 811-4494)











THE GABELLI FAMILY
OF FUNDS



------------------------------------------------------------------------------
Owner's Manual
-------------------------------------------------------------------------------
                                                        AAA Class -

                                                       No-Load Class









                                 Gabelli Global Series Funds, Inc.
                                 Gabelli Gold Fund, Inc.
                                 Gabelli International Growth Fund, Inc.
                                 Gabelli ABC Fund
                                 Gabelli Asset Fund
                                 Gabelli Growth Fund





May 1, 1999



The information contained in the Owner's Manual is incorporated by reference into, and is legally considered part of, the Prospectuses for the Gabelli family of Funds. The Owner's Manual must be preceded or accompanied by a Gabelli
Funds Prospectus.






     Owner's Manual
     Table of Contents



                                     Purchasing Shares
   ----------------------------------------------------------------------------
                                         3 Instructions for Opening or Adding to
                                         an Account 4 Telephone  Investment Plan
                                         4   Automatic    Investment    Plan   4
                                         Retirement Plans 4 Minimum  Investments
                                         5 Dividends and Distributions


                                     Selling Shares
   ----------------------------------------------------------------------------
                               5  Instructions for Selling Shares
                               5       By Bank Wire or Check via Telephone
                               5       By Bank Wire or Check via Mail
                               6  General Policies on Selling Shares
                               6       Signature Guarantees
                               6      Verifying Telephone Redemptions
                               6      Redemptions Within 15 Days of Investment
                               6      Refusal of Redemption Request
                               6      Closing of Small Accounts
                               6      Undeliverable Distribution Checks


                                     Exchanging Shares
       -----------------------------------------------------------------------
                                         7  Instructions for Exchanging Shares


                                     Pricing of Fund Shares
       ------------------------------------------------------------------------
                                         7  How NAV is Calculated



PURCHASING SHARES


Instructions for Opening or Adding to an Account

Purchases through Brokers/Dealers:
If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. Your should state specifically which class of shares you are buying. For all other purchases directly with the Fund, follow the instructions below.

Purchases directly from the Fund:
All investments made by regular mail or personal delivery, whether initial or subsequent, should be sent to:

         By Regular Mail            By Overnight Delivery
         The Gabelli Funds          The Gabelli Funds

         PO Box 8308                c/o BFDS Building, 6th Floor
         Boston, MA 02266-8308      Two Heritage Drive
                                    Quincy, MA 02171



For Initial Investment:

1.    Carefully read and complete the application.
2. Make check, bank draft or money order payable to "[name of Fund]." 3. Mail or deliver application and payment to the address above.

For Subsequent Investments:
1. Make check, bank draft or money order payable to "[name of Fund]." 2. Provide the exact name and number of your account.
3. Mail or deliver payment to the address above.


By Wire Transfer

For Initial Investment:
Call 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Promptly mail the completed application to the address shown above for regular mail, and

For Initial and Subsequent Investments:
Instruct your bank to wire transfer your investment to:
     State Street Bank and Trust Company
         ABA #011-0000-28 REF DDA# 9904-6187
     Attn: Shareholder Services
     Re: [Fund Name]
         A/C#___________________________
         Your name ______________________
     225 Franklin Street, Boston, MA 02110

Note:  Your bank may charge a wire transfer fee.

Call 1-800-GABELLI
or your investment representative.
Questions?
Call 1-800-GABELLI
or your investment representative.




Purchasing Shares (continued)

You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time upon 60 days notice to shareholders.

Telephone Investment Plan                           Automatic Investment Plan

You may purchase additional shares of the Funds by You can make automatic monthly investments in the telephone as long as your bank is a member of the Funds. Details about this plan can be obtained from Automated Clearing House
(ACH) system. You must also the Distributor on a separate application by calling have a completed, approved Investment Plan application 1-800-GABELLI (800-422-3554).
on file with the Fund's Transfer Agent.
                         ------------------------------------------------------
There is a minimum of $100 for each telephone
investment.  To initiate an ACH purchase, please call
1-800-GABELLI (1-800-422-3554) or 1-800-872-5365.           Retirement Plans

                                                            You  can  invest  in
                                                            various   types   of
                                                            retirement     plans
                                                            through   the  Fund.
                                                            Details  about these
                                                            plans     can     be
                                                            obtained   from  the
                                                            Distributor   on   a
                                                            separate application
                                                            by           calling
                                                            1-800-GABELLI
                                                            (800-422-3554).

-------------------------------------------------------------------------------

Minimum Investments
   You may purchase Funds through the Distributor or participating organizations, which may charge additional fees and may require higher or lower minimum investments or impose other limitations on buying and selling shares.

                                                  Minimum
                                                  Initial             Minimum
          Account type                           Investment          Subsequent
        ................................ ......................................
        ................................ ......................................

          Regular (non-retirement)                $ 1,000                   $ 0

          Retirement (IRA)
               Traditional IRA                    $ 1,000                   $ 0
               Roth IRA                           $ 1,000                   $ 0
              Spousal IRA                          $ 250                    $ 0
              Education IRA                        $ 250                    $ 0
        ................................ ......................................
        ................................ .......................................

          Automatic Investment Plan                 $ 0                    $ 100
        ................................ ......................................
        ................................ .......................................

          Telephone Investment Plan                $ 100                   $ 100
        ................................ .......................................

       All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted. Your purchase of shares will be effective on the same business day if the Fund's transfer agent receives your order by 4:00 p.m. (12 noon for a money market fund), and receives Federal funds by 4:00 p.m., eastern time. Otherwise, your purchase will be effective on the next business day. (See "Pricing of Fund Shares.") Shares are held on account for you unless you specify in writing that you would like to receive a stock certificate (certificates are not available for money market funds). We can only issue a certificate for whole shares.


       The Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. A Fund may waive its minimum purchase requirement.



          Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise.

SELLING SHARES




          As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares.
------------------------------------------------------------------------------
   Withdrawing Money from Your Investment
------------------------------------------------------------------------------
   You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. See section on "General Policies on Selling Shares" below.


   Systematic Withdrawal Plan
   You can receive automatic payments from your account on a monthly, quarterly or annual basis. You can obtain details from the Distributor.
------------------------------------------------------------------------------



Instructions for Selling Shares

The Fund accepts telephone requests for redemptions of unissued shares.


By Bank Wire or Check via Telephone
1. Call 1-800-GABELLI (1-800-422-3554) with your account number, the amount of the redemption and instructions as to how you wish to receive your funds.

2. If you are unable to reach the Fund by telephone, you may telecopy your redemption request to the Fund at 914-921-____.

NOTE: If you call by 4:00 p.m., eastern time, your payment will normally be wired to your bank on the following business day. (For Money Market Funds: If you call before 12:00 noon, eastern time, your payment will be wired to your bank on that day.) If you call after that time, your payment will be wired to your bank on the next business day. If you request your wire redemption by telephone, it must be at least $1,000. Your bank may charge a fee for incoming wires.

By Bank Wire or Check via Mail
Submit a redemption request to the Fund. Redemption requests may be made by letter to the Transfer Agent. You must specify the name of the Fund, the dollar amount or number of shares you wish to redeem and the account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all must sign. A signature guarantee is required for most requests.




Selling Shares (continued)

General Policies on Selling Shares

Signature Guarantees
Signature  guarantees are required on redemption  requests for the following:  o
      The check is not being mailed to the address on your account o The check is not being made payable to the owner of the account o The redemption proceeds are being transferred to another person's Fund account.

A signature guarantee can be obtained from most banks and securities dealers. Notarized signatures are not considered a signature guarantee.

Verifying Telephone Redemptions
The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. If appropriate precautions have not been taken, the Fund may be liable for losses due to unauthorized transactions.

Redemptions Within 15 Days of Investment
When you have made an investment by check or through the automatic investment plan, your redemption proceeds will not be mailed until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 days). You can avoid this delay by purchasing shares with a certified check or federal funds wire.


Redemption In Kind
The Fund reserves the right to make a redemption in kind - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt fund operations.

Refusal of Redemption Request
Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

Closing of Small Accounts
If your account (other than an IRA) falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

Undeliverable Distribution Checks
If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund at the then current net asset value.

Call 1-800-GABELLI
or your investment representative.
Questions?
Call 1-800-GABELLI
or your investment representative.



EXCHANGING SHARES

You can exchange your shares in one Fund for shares of the same class of another Fund managed by Gabelli Funds, LLC, or its affiliates, usually without paying additional sales charges (see "Notes" below).

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable transactions.
      Instructions for Exchanging Shares
-------------------------------------------------------------------------------

       Exchanges may be made by sending a written  request to The Gabelli Funds,
       PO  Box  8308,   Boston,  MA  02266-8308  or  by  calling   1-800-GABELLI
       (1-800-422-3554).

       Please provide the following information:
         o  Your name and telephone number
         o  The exact name on your account and account number
         o Taxpayer  identification number (usually your Social Security number)
         o Dollar value or number of shares to be exchanged o The names of the Funds from/into which the exchange is to be made

       See  "Selling   Shares"  for  important   information   about   telephone
transactions.

         Notes on exchanges
                                           o When  exchanging  from a Fund  that
                                             has  no  sales  charge  or a  lower
                                             sales  charge  to  a  Fund  with  a
                                             higher sales  charge,  you will pay
                                             the difference.
                                           o The registration and tax
                                             identification numbers of the two
                                             accounts must be identical.
                                           o This  exchange   privilege  may  be
                                             changed or  eliminated  at any time
                                             upon    a    60-day    notice    to
                                             shareholders.
                                           o Be  sure  to  read  the  prospectus
                                             carefully  of any Fund  into  which
                                             you wish to exchange shares.


         PRICING OF FUND SHARES


How NAV is Calculated

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:


                                                       NAV =


                                            Total Assets - Liabilities
                                                 Number of Shares
                                                    Outstanding


You can find the Fund's NAV daily in the Wall Street Journal and other newspapers, or by calling 1-800-GABELLI (800-422-3554).
       A Fund's net asset value, or NAV, is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m., eastern time, on days the New York Stock Exchange is open. Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received by the Fund. This is what is known as the offering price.

       Fund securities are valued as of the close of trading on the primary exchange on which they trade. Fund securities are generally valued at current market prices. If market quotations are not available, prices will be based on the average of the latest bid and asked quotations for such securities prior to the valuation time, or the latest bid price if asked prices are not available. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost, which the Board of Directors believes represents fair value.

       Some Fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when a Fund does not compute its NAV. This could cause the value of a Fund's portfolio investments to be affected on days when you cannot buy or sell shares.





                                              THE GABELLI ASSET FUND
                                                  Class A Shares
                                                  Class B Shares
                                                  Class C Shares


                                                    PROSPECTUS
                                                    May 1, 1999




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
===============================================================================



                                              The Gabelli Asset Fund
                                               One Corporate Center
                                             Rye, New York 10580-1434
                                     Telephone: 1-800-GABELLI (1-800-422-3554)
                                              http://www.gabelli.com
                                             e-mail: info@gabelli.com
                 (Net Asset Value may be obtained daily by calling 1-800-GABELLI after 6:00 p.m.)

                                                 Board of Trustees

Mario J. Gabelli, CFA                             Karl Otto Pohl
Chairman and Chief                                Former President
Investment Officer                                Deutsche Bundesbank
Gabelli Asset Management Inc.

Felix J. Christiana                               Anthony R. Pustorino
Former Senior Vice President                      Certified Public Accountant
Dollar Dry Dock Savings Bank                      Professor, Pace University

Anthony J. Colavita                               Anthonie C. van Ekris
Attorney-at-law                                   Managing Director
Anthony J. Colavita, P.C.                         BALMAC International, Inc.

James P. Conn                                     Salvatore J. Zizza
Former Chief Investment Officer                   Chairman
Financial Security Assurance                      The Bethlehem Corp.
Holdings Ltd.

                                          OFFICERS AND PORTFOLIO MANAGERS


Mario J. Gabelli, CFA                              Bruce N. Alpert
Portfolio Manager                                  President and Treasurer

James E. McKee
Secretary







                                                 TABLE OF CONTENTS
                                                       Page
INVESTMENT AND PERFORMANCE SUMMARY............................................3
INVESTMENT AND RISK INFORMATION...............................................6
MANAGEMENT OF THE FUND........................................................8
CLASSES OF SHARES............................................................9
PURCHASE OF SHARES............................................................13
REDEMPTION OF SHARES........................................................15
EXCHANGES OF SHARES..........................................................16
PRICING OF FUND SHARES......................................................17
DIVIDENDS AND DISTRIBUTIONS..................................................18
TAX INFORMATION.............................................................18
FINANCIAL HIGHLIGHTS.........................................................19






                                        INVESTMENT AND PERFORMANCE SUMMARY


                                               INVESTMENT OBJECTIVE:


The Gabelli Asset Fund (the "Fund") seeks to provide growth of capital. Capital is the amount of money you invest in the Fund. The Fund's secondary goal is to provide current income.

Principal Investment Strategies:

                   The Fund will primarily invest in common stocks and preferred stocks and may also invest in securities which may be converted into common stocks. The Fund may also invest in foreign securities. The Fund focuses on companies which appear underpriced relative to their "private market value." Private market value is the value the Fund's adviser believes informed investors would be willing to pay for a company.


Principal Risks:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Investments in foreign securities involve risks related to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the issuers' private market values may never be realized by the market, or that the portfolio securities prices decline.

Who May Want to Invest:

The Fund may appeal to you if:

                   you are a long-term investor or saver
                   you seek growth of capital
                   you believe that the market will favor value over growth stocks over the long term you wish to include a value strategy as a portion of your overall investments.

You may not want to invest in the Fund if:

                   you are seeking a high level of current income you are conservative in your investment approach you seek stability of principal more than growth of capital


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1989), and by showing how the Fund's average annual returns for 1, 5 and 10 years compared to those of the S&P(R) 500 Stock Index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future.

BAR CHART* (Graphic Omitted)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC






                               ---------------------- ------------------------
                                   Calendar Year           Total Returns
                               ---------------------- ------------------------
                               ---------------------- ------------------------
                                       1989                     26.2%
                               ---------------------- ------------------------
                               ---------------------- ------------------------
                                       1990                     (5.0)
                               ---------------------- ------------------------
                               ---------------------- ------------------------
                                       1991                     18.1
                               ---------------------- ------------------------
                               ---------------------- ------------------------
                                       1992                     14.9
                               ---------------------- ------------------------
                               ---------------------- ------------------------
                                       1993                     21.8
                               ---------------------- ------------------------
                               ---------------------- ------------------------
                                       1994                     (0.1)
                               ---------------------- ------------------------
                               ---------------------- ------------------------
                                       1995                     24.9
                               ---------------------- ------------------------
                               ---------------------- ------------------------
                                       1996                     13.4
                               ---------------------- ------------------------
                               ---------------------- ------------------------
                                       1997                     38.1
                               ---------------------- ------------------------
                               ---------------------- ------------------------
                                       1998                     15.9
                               ---------------------- ------------------------

* The Class A, Class B and Class C shares are new classes of the Fund for which performance is not yet available. The Class AAA shares of the Fund are offered in a separate prospectus. The returns for the Class A, Class B and Class C shares will be substantially similar to those of the Class AAA shares shown in the chart above because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different Classes of shares will differ only to the extent that the expenses of the Classes differ.


                   Class A, B and C share sales load are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 18.2% (quarter ended 12/31/98) and the lowest return for a quarter was (14.2)% (quarter ended 9/30/98).


    ------------------------------------------------- -------------------- --------------------- ----------------------
              Average Annual Total Returns               Past One Year       Past Five Years        Past Ten Years
       (for the periods ended December 31, 1998)
    ------------------------------------------------- -------------------- --------------------- ----------------------
    ------------------------------------------------- -------------------- --------------------- ----------------------
    The Gabelli Asset Fund Class AAA Shares                  15.9%                17.8%                  16.2%
    ------------------------------------------------- -------------------- --------------------- ----------------------
    ------------------------------------------------- -------------------- --------------------- ----------------------
    S&P(R)500 Stock Index**                                   28.7%                24.1%                  19.2%
    ------------------------------------------------- -------------------- --------------------- ----------------------

** The S&P(R) 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The performance of the Index does not include expenses or fees.

Fees and Expenses of the Fund:

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                               Class A Shares    Class B Shares   Class C Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of
offering price).............................................       5.75%1             None             None
Maximum Deferred Sales Charge (Load) (as a percentage of
redemption price*)..........................................        None2            5.00%2           1.00%2

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees.............................................        1.00%            1.00%             1.00%
Distribution and Service (Rule 12b-1) Fees3.................        0.25%            1.00%             1.00%
Other Expenses..............................................        0.11%            0.11%             0.11%
                                                                    -----            -----             -----
Total Annual Operating Expenses.............................        1.36%            2.11%             2.11%
                                                                    =====            =====             =====
----------------------
1 The sales charge declines as the amount invested increases.
2    The Fund imposes a CDSC upon  redemption  of B shares,  which is a back-end load, if you sell your shares within eighty-four  months after purchase.  A maximum  CDSC  of 1%  applies  to  redemptions  of  Class C  shares  within twenty-four  months  after  purchase  and a maximum  CDSC of 1%  applies to redemptions of certain Class A shares within twelve months after purchase.
3    Long-term  shareholders may indirectly pay more than the equivalent of the maximum  permitted  front-end sales
     charge.
*  "Redemption  price"  equals the net asset value at the time of  investment of redemption, whichever is lower.





Expense Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of the period, except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year               3 Years              5 Years            10 Years
                                          ------               -------              -------            --------

Class A shares                             $706                $981                 $1,277              $2,116

Class B shares
     - assuming redemption                 $714                $961                 $1,334              $2,441
     - assuming no redemption              $214                $661                 $1,134              $2,441

Class C shares
     - assuming redemption                 $314                $661                 $1,134              $2,441
     - assuming no redemption              $214                $661                 $1,134              $2,441


                                          INVESTMENT AND RISK INFORMATION


         The Fund's primary investment objective is to seek growth of capital, and investments will be made based on management's perception of their potential for capital appreciation. Current income, to the extent it may affect potential growth of capital, is a secondary objective. The investment objectives of the Fund may not be changed without shareholder approval.


         Under normal market conditions, the Fund invests at least 80% of its assets in stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers. The Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), will invest in companies that, in the public market, are selling at a significant discount to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire companies with similar characteristics. The Adviser considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics and perceived management skills. The Adviser also considers changes in economic and political outlooks as well as individual corporate developments. The Adviser will sell any Fund investments which lose their perceived value relative to other investment alternatives.


The Fund's assets will be invested primarily in a broad range of readily marketable equity securities consisting of: common stock, preferred stock and securities which may be converted at a later time into common stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. Warrants are rights to purchase securities at a specified time at a specified price.

The Fund may also use the following investment techniques:

          Foreign Securities. The Fund may invest up to 25% of its total assets in securities of non-U.S.
         issuers.

          Defensive Investments. When opportunities for capital growth do not appear attractive or when adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include preferred stocks, high-grade debt securities, obligations of the U.S. Government and its agencies and instrumentalities, and short-term money market instruments such as high-quality commercial paper (rated at least "A-1" by Standard & Poor's Rating Service ("S&P") or "P-1" by Moody's Investors Service, Inc.) When following a defensive strategy, the Fund will be less likely to achieve its investment goal of capital growth.

          Borrowing. The Fund may borrow money from banks (1) as may be necessary for the clearance of portfolio transactions, and (2) for temporary or emergency purposes, including the meeting of redemption requests. Borrowing for any purpose (including redemptions) may not exceed 15% of the value of the Fund's total assets. Borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets at the time a borrowing is made. The Fund will not make any additional purchases of portfolio securities at any time its borrowings exceed 5% of its assets. The Fund may not use more than 20% of its assets as collateral in connection with the borrowings described above.

The Fund may also engage to a limited extent in other investment practices in order to achieve its investment goal. Investing in the Fund involves the following risks, listed in the order of importance:

          Equity Risk. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

          Fund and Management Risk. The Fund invests in stocks issued by companies believed by the Adviser to be trading at a discount to their private market value (value stocks). The Fund's price may decline because the market favors other stocks or small capitalization stocks over stocks of larger companies. If the Adviser is incorrect in its assessment of the private market values of the securities it holds, then the value of the Fund's shares may decline.

          Foreign Risk. Prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.


      Borrowing Risk. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of securities purchased with borrowed funds. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of the securities purchased.

                                              MANAGEMENT OF THE FUND


The Adviser. Gabelli Funds, LLC, with principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Trustees. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Funds, Inc., a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange.

         As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 1998, the Fund paid the Adviser an annual fee equal to 1.00% of the value of the Fund's average daily net assets.


The Portfolio Manager. Mr. Mario J. Gabelli, CFA, is responsible for the day-to-day management of the Fund. Mr. Gabelli has been Chairman, Chief
Executive Officer and Chief Investment Officer of the Adviser and its predecessor since its inception, as well as its parent company, GAMI. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of GAMI, and is an officer or director of various other companies affiliated with GAMI. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.

Year 2000. As the year 2000 approaches, an issue has emerged regarding how the software used by the Fund's service providers can accommodate the date "2000." Failure to adequately address this issue could result in major systems or process failures which could disrupt the Fund's operations. The Adviser is working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. The Fund cannot guarantee, however, that all year 2000 issues will be identified and corrected by January 1, 2000 and any non-compliant computer system could hurt key Fund operations, such as shareholder servicing, pricing and trading. In addition, the Year 2000 problem may adversely affect the companies in which the Fund invests, particularly companies in foreign countries. For example, these companies may incur substantial costs to correct the Year 2000 problem, which could lower the value of such companies' securities and negatively affect the Fund's performance.

                                                 CLASSES OF SHARES


Three classes of the Fund's shares are offered in this prospectus - Class A shares, Class B shares and Class C shares. The table below summarizes the differences among the classes of shares. Note that the Fund's shareholders must approve certain technical amendments to the Fund's Declaration of Trust before the Fund is able to implement a multi-class structure. Therefore, the Fund will not offer Class A, Class B or Class C shares until it receives such shareholder approval.

          A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares. A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption. A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.








--------------------------------- ------------------------------ ----------------------- ---------------------------
                                  Class A Shares                 Class B Shares          Class C Shares
--------------------------------- ------------------------------ ----------------------- ---------------------------
--------------------------------- ------------------------------ ----------------------- ---------------------------

--------------------------------- ------------------------------ ----------------------- ---------------------------
--------------------------------- ------------------------------ ----------------------- ---------------------------
Front-End Sales Load?             Yes.  The percentage           No.                     No.
                                  declines as the amount
                                  invested increases.

--------------------------------- ------------------------------ ----------------------- ---------------------------
--------------------------------- ------------------------------ ----------------------- ---------------------------
Contingent Deferred Sales Charge  Yes, for certain shares        Yes, for shares         Yes, for shares redeemed
                                  redeemed within twelve         redeemed within         within twenty-four months
                                  months of purchase.            eighty-four months      after purchase.
                                                                 after purchase.
                                                                 Declines over time.

--------------------------------- ------------------------------ ----------------------- ---------------------------
--------------------------------- ------------------------------ ----------------------- ---------------------------
Rule 12b-1 Fee                    0.25%                          1.00%                   1.00%

--------------------------------- ------------------------------ ----------------------- ---------------------------
--------------------------------- ------------------------------ ----------------------- ---------------------------
Convertible to Another Class?     No.                            Yes. Automatically      No.
                                                                 converts to Class A
                                                                 shares approximately
                                                                 eighty-four months
                                                                 after purchase.

--------------------------------- ------------------------------ ----------------------- ---------------------------
--------------------------------- ------------------------------ ----------------------- ---------------------------
Fund Expense Levels               Lower annual expenses than     Higher annual           Higher annual expenses
                                  Class B or Class C shares.     expenses than Class A   than Class A shares.
                                     shares.
--------------------------------- ------------------------------ ----------------------- ---------------------------





In selecting a class of shares in which to invest, you should consider the length of time you plan to hold the shares the amount of sales charge and Rule 12b-1 fees whether you qualify for a reduction or waiver of the Class A sales charge that Class B shares convert to Class A shares approximately eighty-four months after purchase

----------------------------------------------------------- ---------------------------------------------------------
If you...                                                     then you should consider...
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
          intend to hold your  shares  for less than  purchasing  Class C shares instead of either Class A eighty-four months shares or Class B shares do not qualify for a reduced or waived
         front-end sales load
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
          intend to hold your shares for seven years or     purchasing Class B shares instead of either Class A
         more                                               shares or Class C shares
          do not qualify for a reduced or waived
         front-end sales load
----------------------------------------------------------- ---------------------------------------------------------
          qualify for a reduced or waived front-end sales   purchasing Class A shares no matter how long you intend
         load                                               to hold your shares
----------------------------------------------------------- ---------------------------------------------------------

         Sales Charge - Class A Shares. The sales charge is imposed on Class A shares in accordance with the following schedule:



                                                        Sales Charge          Sales Charge               Reallowance
                                                         as % of the             as % of                     to
Amount of Investment                                   Offering Price*       Amount Invested           Broker-Dealers

Under $50,000........................................      5.75%                  6.10%                    5.00%
$50,000 but under $100,000...........................      4.50%                  4.71%                    3.75%
$100,000 but under $250,000..........................      3.50%                  3.62%                    2.75%
$250,000 but under $500,000..........................      2.50%                  2.56%                    2.00%
$500,000 but under $1 million........................      2.00%                  2.04%                    1.75%
$1 million but under $2 million......................      1.00%                  1.01%                    1.00%
$2 million or more...................................      0.00%                  0.00%                    1.00%

*  Includes front-end sales load

Sales Charge Reductions and Waivers - Class A Shares

                   Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A shares to receive volume discounts and (2) investors who sign a Letter of Intent and agree to make purchases over time. Certain types of investors are eligible for sales charge waivers.



      1. Volume Discounts. Investors eligible to receive volume discounts are individuals and their immediate families, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. You also may combine the value of Class A shares you already hold in the Fund and other funds advised by Gabelli Funds, LLC or its affiliates along with the value of the Class A shares being purchased to qualify for a reduced sales charge. For example, if you own Class A shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 3.50%, rather than the 5.75% normally charged on a $4,000 purchase. If you want more information on volume discounts, call the Distributor at 1-800-GABELLI (1-800-422-3554) or your broker.

2. Letter of Intent. If you initially invest at least $1,000 in Class A shares of the Fund and submit a Letter of Intent to the Distributor, you may make purchases of Class A shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. For more information on the Letter of Intent, call 1-800-GABELLI (1-800-422-3554).

3. Investors Eligible for Sales Charge Waivers. Class A shares of the Fund may be offered without a sales charge to: (1) employees of Gabelli & Company, Inc. BFDS, State Street, and First Data Investor Services Group, Inc., employee benefit plans for those employees and the spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, GAMCO, officers, directors, trustees, general partners, directors and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their spouses and minor children when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 30 days of the redemption;
(5) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund; (7) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund (plan sponsors are encouraged to notify the Fund's distributor when they first satisfy these requirements); (8) any unit investment trusts registered under the Investment Company Act of 1940 (the "1940 Act") which have shares of the Fund as a principal investment; (9) investment advisory clients of GAMCO and their immediate families; (10) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser;
(11) financial institutions purchasing Class A shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor; and (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

Investors who qualify under the categories described above should contact their brokerage firm or the Distributor.

Contingent Deferred Sales Charges.

You will pay a CDSC when you redeem:

          Class A shares purchased as part of an investment of greater than $2 million if no front-end sales load was paid at the time of purchase, within twelve months of buying them.
          Class B shares within eighty-four months of buying them. Class C shares within twenty-four months of buying them.

                   The CDSC payable upon redemption of Class A or Class C shares in the circumstances described above is 1%. The CDSC schedule for Class B shares is set forth below. The CDSC is based on the net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.


                                                                                       Class B
                                                                                       Shares
                   Years Since Purchase                                                 CDSC
                  ---------------------                                             -   ----
 ............................................................... First                   5.00%
 .............................................................. Second                   4.00%
 ............................................................... Third                   3.00%
 .............................................................. Fourth                   3.00%
 ............................................................... Fifth                   2.00%
 ............................................................... Sixth                   1.00%
 .............................................. Seventh and thereafter                   0.00%


                   The Distributor pays sales commissions of 4.00% of the purchase price of Class B shares of the Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class B shares of the Fund.



                   You will not pay a CDSC to the extent that the value of the redeemed shares represents:



          reinvestment of dividends or capital gains distributions capital appreciation of shares redeemed

                   When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a money market fund, however, will not count for purposes of calculating the applicable CDSC.



                   We will waive the CDSC payable upon redemptions of shares for:



          redemptions and distributions from retirement plans made after the death or disability of a shareholder minimum required distributions made from an IRA or other retirement plan account after you reach age 59 1/2 involuntary redemptions made by the Fund a distribution from a tax-deferred retirement plan after your retirement returns of excess contributions to retirement plans following the shareholder's death or disability

Conversion Feature - Class B Shares

          Class B shares automatically convert to Class A shares of the Fund on the first business day of the eighty-fifth month following the month in which you acquired such shares.
          After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.
          You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.
          The dollar value of Class A shares you receive will equal the dollar value of the B shares converted.

The Board of Trustees may suspend the automatic conversion of Class B to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B shares are convertible.

Rule 12b-1 Plan. The Fund has adopted a plan under Rule 12b-1 (the "Plan") for each of its classes of shares. Under the Plan, the Fund may use its assets to finance activities relating to the sale of its shares and the provision of certain shareholder services.

The Rule 12b-1 fees vary by class as follows:

                       Class A              Class B                      Class C
Service Fees           0.25%                0.25%                        0.25%
Distribution Fees      None                 0.75%                        0.75%

These are annual rates based on the value of each Class' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C shares than Class A shares, Class B and Class C shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                PURCHASE OF SHARES

                   You can  purchase  the Fund's  shares on any day the New York
         Stock Exchange, Inc. ("NYSE") is open for trading (a "Business Day"). You may purchase shares through Gabelli & Company, Inc. (the "Distributor"), directly from the Fund through the Fund's transfer agent or through broker-dealers that have entered into selling agreements with the Distributor.



      By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli Asset Fund" to:





         By Mail                                     By Personal Delivery
         The Gabelli Funds                  The Gabelli Funds
         P.O. Box 8308                             The BFDS Building, 7th Floor
         Boston, MA 02266-8308                       Two Heritage Drive
                                                     Quincy, MA 02171

         You can obtain a subscription order form by calling 1-800-422-3554. Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.


          By Bank Wire. To open an account using the bank wire system, first telephone the Fund at 1-800-422-3554 to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                                        State Street Bank and Trust Company
                                        ABA #011-0000-28 REF DDA #99046187
                                            Re: The Gabelli Asset Fund
                                              Class A, B or C Shares
                                                Account #__________
                                          Account of [Registered Owners]
                                       225 Franklin Street, Boston, MA 02110

         If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.



          From a Broker-Dealer. You may purchase shares from broker-dealers. The broker-dealer will transmit a purchase order and payment to State Street on your behalf. Broker-dealers may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

         Minimum Investments. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


Share Price. The Fund sells its shares at the "net asset value" next determined after the Fund receives your completed subscription order form and your payment in Federal funds, subject to a sales charge in the case of Class A shares. See "Pricing of Fund Shares" for a description of the calculation of the net asset value and "Classes of Shares - Sales Charge - Class A Shares" for a description of the sales charges.

Retirement Plans. The Fund has available a form of IRA for investment in Fund shares that may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Fund does not currently act as sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investments for all such retirement plans is $250. The minimum for all subsequent investments is $100.


Automatic Investment Plan. The Fund offers an automatic monthly investment plan. There is no minimum monthly investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.


                   General. State Street will not issue share certificates unless requested by you. The Fund reserves the right to (i) reject any purchase order if, in the opinion of Fund management, it is in the Fund's best interest to do so and (ii) suspend the offering of shares for any period of time.



                                                    REDEMPTION OF SHARES


                   You can redeem shares on any Business Day without a redemption fee. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission ("SEC") orders the Fund to suspend redemptions.



                   The Fund redeems its shares at the net asset value next determined after the Fund receives your redemption request, subject in some cases to a CDSC, as described under "Class of Shares Contingent Deferred Sales Charges" above. See "Pricing of Fund Shares" for a description of the calculation of net asset value.



                   You may redeem shares through the Distributor, directly from the Fund through its transfer agent or through a broker-dealer.



          Through a Broker-Dealer. You may redeem shares through a broker-dealer which will transmit a redemption order to State Street on your behalf. A redemption request received from a broker-dealer will be effected at the net asset value next determined (less any applicable CDSC) after State Street receives the request. If you hold share certificates, you must present the certificates to the broker-dealer endorsed for transfer. A broker-dealer may charge you fees for effecting redemptions for you.

          By Letter.  You may mail a letter requesting  redemption of shares to:
         The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

          By Telephone. You may redeem your shares in a direct registered account by calling either 1-800-422-3554 or 1-800-872-5365
         (617-328-5000 from outside the United States), subject to a $25,000 limitation. You may not redeem shares held through an IRA by telephone. If State Street properly acts on telephone instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to telephone transactions. You may be responsible for any fraudulent telephone order as long as State Street or the Fund takes reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares" below).

         1. Telephone Redemption By Check. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

         2. Telephone Redemption By Wire. The Fund accepts telephone requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

          Through the Automatic Cash Withdrawal Plan. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. If you redeem Class B or Class C shares under this plan, you must pay the applicable CDSC. Please call the Distributor at 1-800-422-3554 for more information.

          Through Involuntary Redemption. The Fund may redeem all shares in your account (other than an IRA account) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing and allowed 30 days to increase the value of your shares to at least $1,000.

Redemption Proceeds. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after it receives your redemption request. If you purchased your Fund shares by check, you may not redeem shares until the check clears, which may take up to 15 days following purchase.


                   The Fund may pay to you your redemption proceeds wholly or partly in portfolio securities. Payments would be made in portfolio securities, however, only in the rare instance that the Fund's Board of Trustees believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.



                                                     EXCHANGES OF SHARES


You may exchange shares of the Fund you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through exchange call 1-800-GABELLI (1-800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates. Class B and Class C shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate they had at the time of exchange.



                   In effecting an exchange:



          you must meet the minimum purchase requirements for the fund whose shares you purchase through exchange.
          if you are  exchanging  into  Class A shares  of a fund  with a higher  sales  charge,  you must pay the
         difference at the time of exchange.
          you may realize a taxable gain or loss.
          you  should  read the  prospectus  of the fund  whose  shares  you are
         purchasing   (call   1-800-GABELLI   (1-800-422-3554)   to  obtain  the
         prospectus).
          you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange share by telephone, by mail or through a broker-dealer.

          Exchanges by Telephone. You may give exchange instructions by telephone by calling 1-800-GABELLI
         (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

          Exchanges by Mail.  You may send a written  request for  exchanges to:
         The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. State your name, your account number, the dollar value or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the funds whose shares you wish to acquire.

We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.


                                              PRICING OF FUND SHARES


The Fund's net asset value per share is calculated on each Business Day. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund's net asset value is calculated separately for each class. It is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., New York time. Net asset value is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Trustees of the Fund believe represents fair value.

The Fund may from time to time hold securities that are primarily listed on foreign exchanges. Such securities may trade on days when the Fund does not price its shares. Therefore, the Fund's net asset value may change on days when you are not able to purchase or redeem Fund shares.

                                            DIVIDENDS AND DISTRIBUTIONS


Dividends and distributions may differ for different classes of shares. Dividends from net investment income and distributions of net realized capital gains, if any, will be paid at least annually. Shareholders may have dividends or capital gains distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

                                                  TAX INFORMATION


The Fund expects that its distributions will consist primarily of net investment income and capital gains, which may be taxable at different rates depending on the length of time the Fund holds its assets. Dividends out of net investment income and distributions of realized short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, may be subject to federal, state or local taxes. An exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares; therefore, any gain you realize on such a transaction may be taxable. Foreign shareholders may be subject to special withholding requirements.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                                               FINANCIAL HIGHLIGHTS


The Class A, Class B and Class C shares of the Fund have not previously been offered and therefore do not have previous financial history.




                                                 [BACK COVER PAGE]

                                              The Gabelli Asset Fund
                                                Class A,B,C Shares

For More Information:
For more information about the Fund, the following documents are available free upon request:

Annual/Semi-annual Reports:
The Fund's semi-annual and audited annual reports to shareholders contain detailed information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including its operations and investments policies. It is incorporated by reference, and is legally considered a part of this prospectus.

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------------------------------------------------------------------------------
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You can get free copies of these  documents and  prospectuses  of other funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:
 ----------------------------------------------------------------------------
------------------------------------------------------------------------------

-----------------------------------------------------------------------------
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                                              The Gabelli Asset Fund
-----------------------------------------------------------------------------
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                                               One Corporate Center
-----------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                   Rye, NY 10580
-----------------------------------------------------------------------------
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                                     Telephone: 1-800-GABELLI (1-800-422-3554)
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                                                  www.gabelli.com
-----------------------------------------------------------------------------
------------------------------------------------------------------------------

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You can  review  the  Fund's  reports  and  SAIs  at the  Public  Reference
 Room of the  Securities  and  Exchange
Commission.  You can get text-only copies:
o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling
     1-800-SEC-0330.
o    Free from the Commission's Website at http://www.sec.gov





(Investment Company Act file no. 811-4494)






                                              THE GABELLI ASSET FUND

                                        STATEMENT OF ADDITIONAL INFORMATION

                                                    May 1, 1999

This Statement of Additional Information (the "SAI"), which is not a prospectus, describes the Gabelli Asset Fund. The SAI should be read in conjunction with the Fund's Prospectuses for Class A, Class B, Class C and Class AAA shares dated May 1, 1999. For a free copy of the Prospectuses, please contact the Fund at the address, telephone number or Internet Web site printed below.

                                               One Corporate Center
                                             Rye, New York 10580-1434
                                     Telephone 1-800-GABELLI (1-800-422-3554)
                                              http://www.gabelli.com




                                                 TABLE OF CONTENTS
                                                       Page

GENERAL INFORMATION...........................................................1


INVESTMENT STRATEGIES AND RISKS...............................................1


INVESTMENT RESTRICTIONS.......................................................4


TRUSTEES AND OFFICERS.........................................................6


CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................9


INVESTMENT ADVISORY AND OTHER SERVICES........................................9


DISTRIBUTION PLAN.............................................................12


PORTFOLIO TRANSACTIONS AND BROKERAGE........................................13


RETIREMENT PLANS............................................................15


REDEMPTION OF SHARES........................................................16


COMPUTATION OF NET ASSET VALUE..............................................16


DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................17


INVESTMENT PERFORMANCE INFORMATION...........................................20


DESCRIPTION OF THE FUND'S SHARES............................................21


FINANCIAL STATEMENTS........................................................1




APPENDIX A..................................................................A-1





                            GENERAL INFORMATION

         The Fund is a diversified, open-end, management investment company. The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts on November 25, 1985 and commenced investment operations on March 3, 1986.

                                          INVESTMENT STRATEGIES AND RISKS

          The Prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize and certain risks associated with such investments and strategies.

Convertible Securities

         The Fund may invest in convertible securities when it appears to the Adviser that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, the Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. The Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least "BBB" (which securities may have speculative characteristics) by Standard & Poor's Rating Service ("S&P") or, if unrated, judged by the Adviser to be of comparable quality. However, the Fund may also invest up to 25% of its assets in more speculative convertible debt securities, provided such securities have a rating of, or equivalent to, at least an S&P rating of B.

          Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

          In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

          The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

Debt Securities

          The Fund may invest up to 5% of its assets in low rated and unrated corporate debt securities (often referred to as "junk bonds").
         Corporate  debt   securities   which  are  either  unrated  or  have  a
         predominantly speculative rating may present opportunities for significant long-term capital appreciation if the ability of the issuer to repay principal and interest when due is underestimated by the market or the rating organizations. Because of its perceived credit weakness, the issuer is generally required to pay a higher interest rate and/or its debt securities may be selling at a significantly lower market price than the debt securities of issuers actually having similar strengths. When the inherent value of such securities is recognized, the market value of such securities may appreciate significantly. The Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities which, in certain markets, will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Adviser will be successful. In its evaluation, the Adviser will not rely exclusively on ratings and the receipt of income is only an incidental consideration.

          The ratings of Moody's Investors Service, Inc. and Standard & Poor's Rating Service generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although the Adviser uses these ratings as a criterion for the selection of securities for the Fund, the Adviser also relies on its independent analysis to evaluate potential investments for the Fund. See Appendix A
         - "Description of Corporate Bond Ratings."

          As in the case of the convertible debt securities discussed above, low rated and unrated corporate debt securities are generally considered to be more subject to default and therefore significantly more speculative than those having an investment grade rating. They also are more subject to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market. The Fund does not intend to purchase debt securities for which a liquid trading market does not exist but there can be no assurance that such a market will exist for the sale of such securities.

Investments in Warrants and Rights

          Warrants basically are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

          The Fund may invest in warrants and rights (other than those acquired in units or attached to other securities) but will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

         Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.
Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Investment in Small, Unseasoned Companies and Other Illiquid Securities

          The Fund may invest in small, less well-known companies which have operated for less than three years (including predecessors). The securities of such companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained.

          The Fund will not invest, in the aggregate, more than 10% of its net assets in illiquid securities. These securities include securities which are restricted for public sale, securities for which market quotations are not readily available, and repurchase agreements maturing or terminable in more than seven days. Securities freely salable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity.

Corporate Reorganizations

          In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

          In making such investments, the Fund will not violate any of its diversification requirements or investment restrictions (see below, "Investment Restrictions") including the requirements that, except for the investment of up to 25% of its assets in any one company or industry, not more than 5% of its assets may be invested in the securities of any issuer. Since such investments are ordinarily short term in nature, they will tend to increase the Fund's portfolio turnover ratio thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

When Issued, Delayed Delivery Securities & Forward Commitments

          The Fund is  authorized  to buy and sell when issued  securities as an
         additional   investment  strategy  in  furtherance  of  its  investment objectives.

          In utilizing this strategy, the Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

          Securities purchased under a forward commitment are subject to market fluctuation and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate cash or liquid securities with its custodian in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Other Investment Companies

          The Fund does not intend to purchase the shares of other open-end investment companies but reserves the right to invest up to 10% of its total assets in the securities of closed-end investment companies including small business investment companies (not more than 5% of its total assets may be invested in more than 3% of the securities of any investment company). To the extent that the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

Repurchase Agreements

          The Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

          The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. Except for repurchase agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, not more than 5% of the Fund's total assets may be invested in repurchase agreements. In addition, the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 10% of its total assets would be so invested. These percentage limitations are fundamental and may not be changed without shareholder approval.

                                              INVESTMENT RESTRICTIONS

          The Fund's investment objectives and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the Fund's shareholders, defined as the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. Under such restrictions, the Fund may not:

         (1) Purchase the securities of any one issuer, other than the United States Government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

         (2) Invest more than 25% of the value of its total assets in any particular industry;

         (3) Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchase and sales of securities;

         (4) Make loans of its assets except for the purchase of debt securities;

         (5) Borrow money except subject to the restrictions set forth in the prospectus under "Special Investment Methods - Borrowing";

         (6) Mortgage, pledge or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in paragraph 5 above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral;

         (7) Invest more than 5% of its total assets in more than 3% of the securities of another investment company or invest more than 10% of its total assets in the securities of other investment companies, nor make any such investments other than through purchase in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase;

         (8) Act as an underwriter of securities of other issuers;

         (9) Invest, in the aggregate, more than 10% of the value of its total assets in securities for which market quotations are not readily available, securities which are restricted for public sale, or in repurchase agreements maturing or terminable in more than seven days;

         (10) Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

         (11) Sell securities short or invest in puts, calls, straddles, spreads or combination thereof;

         (12) Purchase or acquire commodities or commodity contracts;

         (13) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

         (14) Participate on a joint, or a joint and several, basis in any securities trading account; or

         (15) Invest in companies for the purpose of exercising control.





                                               TRUSTEES AND OFFICERS

          Under Massachusetts law, the Fund's Board of Trustees is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. The Trustees and principal officers of the Fund, their ages and their principal occupations for the past five years, are listed below. Unless otherwise specified, the address of each such person is One Corporate Center, Rye, New York 10580-1434. Trustees deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk.







Name, Address, Age and
Position(s) with Fund              Principal Occupations During Past Five Years

Mario J. Gabelli,* 56        Chairman  of the Board,  Chief  Executive  Officer
Trustee                                   and Cheif Investment  Officer of
                                          Gabelli Asset Management Inc., (since
                                                       1999) and  Gabelli  Funds
                                                       Inc., Director or Trustee
                                                       and  Officer  of  various
                                                       other     mutual    funds
                                                       advised by Gabelli Funds,
                                                       LLC and  its  affiliates;
                                                       Chairman of the Board and
                                                       Chief  Executive  Officer
                                                       of   Lynch    Corporation
                                                       (diversified
                                                       manufacturing         and
                                                       communications   services
                                                       company)  and Director of
                                                       East/West  Communications
                                                       Inc.


Felix J. Christiana, 73                                Formerly  Senior Vice  President of Dry Dock  Savings  Bank;
Trustee                                                Director or Trustee of various  other mutual  funds  advised by Gabelli Funds, LLC and its affiliates.
Anthony J. Colavita, 64                                President  and Attorney at Law in the law firm of Anthony J.
Trustee                                                Colavita,  P.C.  since 1961;  Director or Trustee of various other mutual  funds  advised by Gabelli  Funds,  LLC and its affiliates.
James P. Conn, 61                                      Former  Managing   Director/Chief   Investment   Officer  of
Trustee                                                Financial  Security   Assurance  Holdings  Ltd.   1992-1998;
                                                       Director  of Santa  Anita
                                                       Operating  Company  since
                                                       1995;     Director     of
                                                       California   Jockey  Club
                                                       since  1983;  Director of
                                                       Meditrust Corporation and
                                                       First    Republic   Bank;
                                                       Director  or  Trustee  of
                                                       various    other   mutual
                                                       funds  advised by Gabelli
                                                       Funds,    LLC   and   its
                                                       affiliates.
Name, Address, Age and
Position(s) with Fund                                          Principal Occupations During Past Five Years

Karl Otto Pohl,*+ 69                                   Member of the  Shareholder  Committee of Sal Oppenheim Jr. &
Trustee                                                Cie (private  investment  bank);  Director of Gabelli  Asset
                                                       Management          Inc.,
                                                       (investment  management),
                                                       Zurich             Allied
                                                       (insurance),          and
                                                       TrizecHahn Corp.;  Former
                                                       President of the Deutsche
                                                       Bundesbank  and  Chairman
                                                       of   its   Central   Bank
                                                       Council from 1980 through
                                                       1991; Director or Trustee
                                                       of all other mutual funds
                                                       advised by Gabelli Funds,
                                                       LLC and its affiliates.

Anthony R. Pustorino, CPA, 73                          Certified Public Accountant;  Professor of Accounting,  Pace
Trustee                                                University,  since  1965;  Director  or  Trustee  of various other mutual  funds  advised by Gabelli  Funds,  LLC and its affiliates.
Anthonie C. van Ekris, 65                              Managing  Director  of  Balmac  International;  Director  of
Trustee                                                Stahel  Hardmeyer  AG;  Director or Trustee of various other
                                                       mutual  funds  advised  by  Gabelli   Funds,   LLC  and  its
                                                       affiliates.
Salvatore J. Zizza*+, 53                               Executive  Vice  President of FMG Group (OTC),  a healthcare
Trustee                                                provider;  Chairman  of The  Bethlehem  Corp.  (ASE);  Board
                                                       Member  of  Hollis   Eden
                                                       Pharmaceuticals    (OTC);
                                                       Director of various other
                                                       mutual  funds  advised by
                                                       Gabelli  Funds,  LLC  and
                                                       its affiliates.
Bruce N. Alpert, 47                                    Executive Vice President and Chief Operating  Officer of the
President and Treasurer                                Adviser;  President and Director of Gabelli  Advisers,  Inc.
                                                       and an Officer of all funds  advised by Gabelli  Funds,  LLC and its affiliates.



Name, Address, Age and
Position(s) with Fund                                          Principal Occupations During Past Five Years

James E. McKee, 35                                     Vice  President  and General  Counsel of the  Adviser;  Vice
Secretary                                              President  and  General  Counsel  of GAMCO  Investors,  Inc.
                                                       since  1993;  Secretary  of all  funds  advised  by  Gabelli
                                                       Funds, LLC and Gabelli Advisers, Inc. since August 1995.



+ Mr. Pohl is a director of the parent company of the Adviser. Mr. Zizza may be an "interested person" as a result of his previous association with Binnings Building Products, Inc., an entity controlled by GLI, Inc., an affiliate of the Adviser.

          No director, officer or employee of Gabelli & Company, Inc. ("Gabelli & Company" or the "Distributor") or the Adviser or of any affiliate of Gabelli & Company or the Adviser receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Trustees who is not a director, officer or employee of the Adviser or any of their affiliates, $6,000 per annum plus $500 per meeting attended in person and reimburses each Trustee for related travel and out-of-pocket expenses. The Fund also pays each Trustee serving as a member of the Audit, Proxy or Nominating Committees a fee of $500 per committee meeting if held on a day other than a regularly scheduled board meeting, and the Chairman of each committee receives $1,000 per annum. For the fiscal year ended December 31, 1998, such fees paid totaled $61,000.

                                                Compensation Table

----------------------------------------- ---------------------------------- ---------------------------------------
                 (1)                                     (2)                                  (3)

                                                                                       Total Compensation
                                             Aggregate Compensation from     from Registrant and Fund Complex Paid
                                                   Registrant for                         to Trustees
        Name of Person, Position                     Fiscal Year                       for Calendar Year*
----------------------------------------- ---------------------------------- ---------------------------------------
                                                    $       0                          $           0(13)
Mario J. Gabelli
Trustee

Anthony J. Colavita                                 $9,000                             $      81,500     (14)
Trustee

Felix J. Christiana                                 $9,000                             $      88,100     (10)
Trustee

James P. Conn                                       $8,000                             $      46,000     (5)
Trustee

Karl Otto Pohl                                      $8,000                             $     102,466     (15)
Trustee

Anthony R. Pustorino                                $11,000                            $     100,500     (10)
Trustee

Anthonie C. van Ekris                               $8,000                             $      57,500     (11)
Trustee

Salvatore J. Zizza                                  $8,000                             $      51,000     (5)
Trustee



* The total compensation paid to such persons during the calendar year ending December 31, 1998 by investment companies (including the Fund) from which such person receives compensation that are part of the same
       Fund complex as the Fund, because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies.

                                    CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

          As of April 1, 1999, the following persons owned of record or beneficially 5% or more of the Fund's outstanding shares:

         Name and Address                % of Class          Nature of Ownership

         Charles Schwab & Co. Inc.       12.35%                     Record(a)
         101 Montgomery Street
         San Francisco, CA 94104-4122

         Suntrust Bank Atlanta           6.20%                      Record(a)
         P.O. Box 105870
         Atlanta, GA 30348-5870



(a) Charles Schwab and Suntrust Bank Atlanta disclaim beneficial ownership and no one underlying shareholder owns beneficially more than 5% of the shares of the Fund.

          As of April 1, 1999, as a group the Trustees and officers of the Fund owned less than 1% of the outstanding shares of common stock of the Fund.

                                          INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

          The Adviser is a New York limited liability company which also serves as Adviser to 12 other open-end investment companies, and 3 closed-end investment companies. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest of the parent company of the Adviser. GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had aggregate assets in excess of $8.0 billion under its management as of December 31, 1998.

          Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differ from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

          Pursuant to an Amended and Restated Investment Advisory Contract, which was approved by the shareholders of the Fund at a meeting held on May 11, 1992 (the "Contract"), the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Trustees of the Fund.

          Under the Contract, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including the Fund's Sub-Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) prepares, but does not pay for, the periodic updating of the Fund's registration statement, Prospectus and Additional Statement, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC; (v) calculates the net asset value of shares in the Fund; (vi) prepares, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board of Trustees and minutes of such meetings in all matters required by the Act to be acted upon by the Board.

          The Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of its investors for any act or omission by the
         Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as Adviser to others. The Fund has agreed by the terms of the Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

          By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund's Board of Trustees or by a "majority" (as defined in the 1940
         Act) vote of its shareholders and, in either case, by a majority vote of the Trustees who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the Contract. The Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.

          For the Fund's fiscal years ended December 31, 1996, December 31, 1997 and December 31, 1998, the Fund paid investment advisory fees to the Adviser amounting to $11,146,282, $11,701,148 and $14,882,733, respectively.

Sub-Administrator

          First Data Investor Services Group, Inc. (the "Sub-Administrator"), a subsidiary of First Data Corporation which is located at Exchange Place, Boston, Massachusetts 02109, serves as Sub-Administrator to the Fund pursuant to a Sub-Administration Agreement with the Adviser (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board of Trustees' Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share, provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio and, when requested, calculates the amounts permitted for the payment of distribution expenses under any distribution plan adopted by the Fund; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Advisor pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $1 billion - 0.10%; $1 billion to $1.5 billion - 0.08%; $1.5 billion to $3 billion - 0.03%; over $3 billion - 0.02%. The Sub-Administrator's fee is paid by the Adviser and will result in no additional expenses to the Fund. Counsel

          Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, serves as the Fund's legal counsel.

Independent Accountants

          PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants, have been selected to audit and express their opinions on the Fund's annual financial statements.

Custodian, Transfer Agent and Dividend Disbursing Agent

          State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110 is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at the BFDS Building, Two Heritage Drive, Quincy, Massachusetts 02171, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

Distributor

          To implement the Fund's 12b-1 Plan, the Fund has entered into a Distribution Agreement with the Distributor, a New York corporation which is an indirect majority owned subsidiary of Gabelli Asset Management Inc., having principal offices located at One Corporate Center, Rye, New York 10580. The Distributor continuously solicits offers for the purchase of shares of the Fund on a best efforts basis.

                                                 DISTRIBUTION PLAN

          On February 26, 1997, the Fund adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments may be made by the Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Trustees. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations. Payments under the Plan are not solely dependent on distribution expenses actually incurred by the Distributor.

          Under its terms, the Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board of Trustees, including a majority of the Trustees who are not interested  persons  of the  Fund and who have no  direct  or  indirect
         financial   interest  in  the  operation  of  the  Fund   ("Independent
         Trustees"). The Plan may not be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under the Plan, the Distributor will provide the Trustees periodic reports of amounts expanded under the Plan and the purpose for which expenditures were made.

          No interested person of the Fund or any Independent Trustee of the Fund had a direct or indirect financial interest in the operation of the Plan or related agreements.




          During the fiscal year ended December 31, 1998, the Fund made payments to the Distributor pursuant to the Plan totaling $3,708,303 or 0.25% of the Fund's average daily net assets. Such payments funded expenditures of approximately: $434,700 for advertising, $206,300 for printing, postage and stationary, $2,675,403 for overhead support expenses and $391,900 for salaries of personnel of the Distributor. The Plan compensates the Distributor regardless of its expenses.

                                       PORTFOLIO TRANSACTIONS AND BROKERAGE

          Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to Gabelli & Company, a broker-dealer affiliate of the Adviser; (2) pay commissions to brokers other than Gabelli & Company which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it; and (3) consider the sales of shares of the Fund by brokers other than Gabelli & Company as a factor in its selection of brokers for Fund portfolio transactions. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities may usually include undisclosed commissions or markups.

          When consistent with the objective of obtaining best execution, Fund brokerage may be directed to brokers or dealers which furnish brokerage or research services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. The commissions charged by a broker furnishing such brokerage or research services may be greater than that which another qualified broker might charge if the Adviser determines, in good faith, that the amount of such greater commission is reasonable in relation to the value of the additional brokerage or research services provided by the executing broker, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser or its advisory affiliates to the accounts over which they exercise investment discretion. Since it is not feasible to do so, the Adviser need not attempt to place a specific dollar value on such services or the portion of the commission which reflects the amount paid for such services but must be prepared to demonstrate a good faith basis for its determinations.

          Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.



          Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers, the Adviser does consider the level of services provided and, based on such determinations, has allocated brokerage commissions of $592,888 on portfolio transactions in the principal amounts of $414,928,963, during 1998. The average commission on these transactions was $0.0479 per share.

          The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company when it appears that, as an introducing broker or otherwise, Gabelli & Company can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. As required by Rule 17e-1 under the 1940 Act, the Board of Trustees has adopted "Procedures" which provide that commissions paid to Gabelli & Company on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price and contains a schedule setting forth maximum commission charges for such transactions designed to reflect that standard. Rule 17e-1 and the Procedures contain requirements that the Board, including its "independent" Trustees, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli & Company are also required to furnish reports and maintain records in connection with such reviews.

          To obtain the best execution of portfolio transactions on the New York Stock Exchange ("NYSE"), Gabelli & Company controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli & Company, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearance charges to Gabelli & Company. Pursuant to an agreement with the Fund, Gabelli & Company pays all charges incurred for such services and reports at least quarterly to the Board the amount of such expenses and commissions. The net compensation realized by Gabelli & Company for its brokerage services is subject to the approval of the Board and the Independent Trustees of the Fund who must approve the continuance of the arrangement at least annually. Commissions paid by the Fund pursuant to the arrangement may not exceed the commission level specified by the Procedures described above. Gabelli may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct order access rules similar to those of the NYSE.

          The following table sets forth certain information regarding the Fund's payment of brokerage commissions including commissions paid to Gabelli & Company and Keeley Investment Corp. ("Keeley"). A significant shareholder of Keeley is a director of a company that is an affiliate of the Adviser.






                                                                           Fiscal Year Ended
                                                                              Commissions
                                                                              December 31         Paid

Total Brokerage Commissions........................................              1996             $494,944
                                                                                 1997             $700,560
                                                                                 1998             $592,888

Commissions paid to Gabelli & Company..............................              1996             $130,061
                                                                                 1997             $216,768
                                                                                 1998             $333,718

Commissions paid to Keeley Investment Corp.........................              1996             $5,550
                                                                                 1997             $4,025
                                                                                 1998             $1,350

% of Total Brokerage Commissions paid to Gabelli & Company.........
                                                                                 1998             56.29%

% of Total Brokerage Commissions paid to Keeley Investment Corp....
                                                                                 1998             0.23%

% of Total  Transactions  involving  Commissions  paid to  Gabelli  &
Company............................................................              1998             47.62%

%  of  Total  Transactions   involving  Commissions  paid  to  Keeley
Investment Corp....................................................              1998             0.12%

                                                 RETIREMENT PLANS

Under the Internal Revenue Code of 1986, as amended (the "Code"), individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum of $4,000 annually to both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse. Other provisions permit additional IRA contributions which are not tax deductible but the tax on reinvested dividends and distributions is deferred while held in the account. There are also rules on the amount of tax deductible contributions which may be made to other retirement plans.

                  Investors may be eligible to make contributions to a new type of individual retirement account (a "Roth IRA"). An investor can open a Roth IRA if he or she meets certain income limits specified in the Code. Any contributions made by an investor to a Roth IRA are nondeductible for U.S. Federal income tax purposes. Distributions from a Roth IRA are not included in the investor's gross income and are not subject to a 10% penalty for early withdrawal if the distributions are made after the end of the five-year period beginning with the first tax year in which the investor made a contribution to the Roth IRA and the distributions meet other criteria set forth in the Code. The maximum annual aggregate contribution that can be made to IRAs and Roth IRAs is $2,000. In addition, certain low and middle-income investors may open an education individual retirement account (an "Education IRA"). Eligible individuals are permitted to contribute up to $500 per year per beneficiary under 18 years old to an Education IRA. The minimum initial investment for an Education IRA through the Fund is $250. A distribution from an Education IRA is generally excludable from gross income to the extent that such distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year in which the distribution is made.


Investorsshould be aware that they may be subject to penalties or additional tax on contributions to or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code and prior to a withdrawal, shareholders may be required to certify their age and awareness of such restrictions in writing. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone the Distributor.

                                               REDEMPTION OF SHARES

          Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees of the Fund and taken at their value used in determining the Fund's net asset value per share as described under "Computation of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable. The Fund has filed a formal election with the SEC pursuant to which the Fund will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90 day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 before a redemption wholly or partly in portfolio securities would be made.

          Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. In the event shares held in the account of such shareholder are not sufficient to cover such loss, the Distributor will promptly reimburse the Fund for the amount of such unrecovered loss.

                                               COMPUTATION OF NET ASSET VALUE

         Net asset value is calculated separately for each class of the Fund. The net asset value of Class B and Class C shares of the Fund will generally be lower than the net asset value of Class A or Class AAA shares as a result of the large distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

          For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked prices on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner.

          Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Trustees deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value.

          Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. Securities traded primarily on foreign exchanges are valued at the closing price on such foreign exchange immediately prior to the close of the NYSE.

          United States Government obligations and other short-term debt instruments having 60 days or less remaining until maturity are stated at amortized cost. Short-term debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees designed to reflect in good faith the fair value of such securities.

                                        DIVIDENDS, DISTRIBUTIONS AND TAXES

General

         Dividends and distributions will be automatically reinvested for each shareholder's account at net asset value in additional shares of the Fund, unless the shareholder instructs the Fund to pay all dividends and distributions in cash and to credit the amounts to his or her brokerage account or to pay the amounts by check. Fractional shares may be paid in cash. Dividends from net investment income, if any, and distributions of any net realized capital gains earned by the Fund will be paid annually.

         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year or, upon election, during the calendar year and (3) all ordinary income and net capital gains for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record as of a specified date in such a month and actually paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be paid and received on December 31 of the year the distributions are declared.

         Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

         The Fund has qualified and intends to continue to qualify as a "Regulated Investment Company" under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income tax on its net investment income and net short-term and long-term capital gains, if any, realized during any taxable year in which it distributes such income and capital gains to its shareholders. Although the Fund is non-diversified for purposes of the 1940 Act, the Fund nevertheless is subject to diversification requirements under Subchapter M. In general, the Code requires the Fund to diversify its holdings so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of each issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities or the securities of other regulated investment companies).

         If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends shall be included in the Fund's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         The Fund's short sales against the box and transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes described above. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales against the box or acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Foreign Withholding Taxes

         Income received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Because the Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Fund will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Fund.




Passive Foreign Investment Companies

         If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

         Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Distributions

         Distributions of investment company taxable income (which includes interest and dividends and the excess of net short-term capital gains over long-term capital losses, but not the excess of net long-term capital gains over net short-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund will qualify for the 70% deduction generally available for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gains (which consists of the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date.

         The price of shares purchased just prior to a distribution by the Fund may reflect the amount of the forthcoming distribution. Those purchasing at that time will receive a distribution that represents a return of investment, but that will nevertheless be taxable to them.

Sales of Shares

         Upon a sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. The gain or loss will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. However, capital losses are deductible only against capital gains plus, for individuals, up to $3,000 of ordinary income.

Backup Withholding

         The Fund may be required to withhold federal income tax at the rate of 31% with respect to (1) taxable dividends and distributions and (2) proceeds of any redemptions of Fund shares if a shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or who has been notified by the Internal Revenue Service that he or she is subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's federal income tax liability.

         Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state, local or foreign taxes.

                                        INVESTMENT PERFORMANCE INFORMATION

          The investment performance of the Fund quoted in advertising or sales literature for the sale of its shares will be calculated on a total return basis which assumes the reinvestment of all dividends and distributions. Total return is computed by comparing the value of an assumed investment in Fund shares at the offering price in effect at the beginning of the period shown with the redemption price of the same investment at the end of the period (including share(s) accrued thereon by the reinvestment of dividends and distributions). Performance quotations given as a percentage will be derived by dividing the amount of such total return by the amount of the assumed investment. When the period shown is greater than one year, the result is referred to as cumulative performance or cumulative total return.

          Performance quotations will ordinarily be accompanied by the average annual total return of the Fund for the past ten years as well as its total return for the past five years and for the twelve months as of the end of the most recent calendar quarter. Quotations of average annual total return for periods greater than one year will be the compounded annual rate of return which equates to the result of the previously described calculation of cumulative total return. Computed in the manner described, the total return of the Fund's Class AAA shares has been:

                               Year ended                         Total Return

                               12/31/88                              31.1%
                               12/31/89                              26.2%
                               12/31/90                              (5.0)%
                               12/31/91                              18.1%
                               12/31/92                              14.9%
                               12/31/93                              21.8%
                               12/31/94                              (0.1)%
                               12/31/95                              24.9%
                               12/31/96                              13.4%
                               12/31/97                              38.1%
                               12/31/98                              15.9%



         The Fund's average annual total return figures for Class AAA shares are as follows:

          15.9% for the one year period from January 1, 1998 through December 31, 1998

          17.8% for the five year period from January 1, 1993 through December 31, 1998

          16.2% for the ten year period from January 1, 1988 through December 31, 1998

          17.2% for the period from the Fund's inception on March 3, 1986 through December 31, 1998

The formula for computing the foregoing annual rate of total return is:

                                                 P (1 + T) n = ERV

P = Investment at the beginning of the period. T = Compounded annual rate of total return.
n =  Number of years.
ERV = Redemption value of the same investment at the end of the period assuming the reinvestment of all dividends and distributions.

Investors are cautioned that past results are not necessarily representative of future results; that investment returns and principal value will fluctuate; that investment performance is primarily a function of portfolio management (which is affected by the economic and market environment as well as the volatility of portfolio investments) and operating expenses; and that performance information, such as that described above, may not provide a valid basis of comparison with other investments and investment companies using a different method of computing performance data.

                                         DESCRIPTION OF THE FUND'S SHARES

         The Fund may issue an unlimited number of full and fractional shares of beneficial interest (par value $.01 per share). The Fund's shares have no preemptive or conversion rights.

Voting Rights

          Shareholders are entitled to one vote for each share held (and fractional votes for fractional shares) and may vote on the election of Trustees and on other matters submitted to meetings of shareholders. As a Massachusetts Business Trust, the Fund is not required, and does not intend, to hold regular annual shareholder meetings but may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies. In addition, the Fund's Trustees will call a meeting of shareholders upon the written request of the shareholders of 331/3 % of the Fund's outstanding shares (10% in the case of removal of a Trustee). Furthermore, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense, the applicants' communication to all other shareholders. The Declaration of Trust provides that the Fund's shareholders have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. Shareholders have no preemptive or conversion rights. The Fund may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Fund intends to continue indefinitely.

Liabilities; Separate Series of Shares

          The Fund's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for a trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations since the Declaration of Trust provides for indemnification and reimbursement of expenses out of the property of the Fund to any shareholder held personally liable for any obligation of the Fund and also provides that the Fund shall, if requested, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment recovered thereon.

          The Fund reserves the right to create and issue a number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series and would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Trustees, principal underwriters and accountants and on any proposed material amendment to the Fund's Declaration of Trust. Upon liquidation of the Fund, shareholders of each series would be entitled to share pro rata in the net assets of their respective series available for distribution to shareholders.






                              FINANCIAL STATEMENTS



THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1998
- ----------------------------------------------------------------

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
                        COMMON STOCKS -- 96.3%
                        AEROSPACE--0.6%
        150,000         Boeing Co. ...............  $  5,329,532   $    4,893,750
         55,000         Northrop Grumman Corp. ...     4,456,982        4,021,875
                                                    ------------   --------------
                                                       9,786,514        8,915,625
                                                    ------------   --------------
                        AGRICULTURE--0.6%
         20,000         Agribrands International
                         Inc. ....................       282,787          600,000
        500,000         Archer-Daniels-Midland
                         Co. .....................     8,729,803        8,593,750
         10,000         Monsanto Co. .............       405,188          475,000
                                                    ------------   --------------
                                                       9,417,778        9,668,750
                                                    ------------   --------------
                        AUTOMOTIVE--0.6%
        140,000         General Motors Corp. .....     4,054,621       10,027,500
                                                    ------------   --------------
                        AUTOMOTIVE: PARTS AND
                         ACCESSORIES--3.8%
         20,000         Borg-Warner Automotive
                         Inc. ....................       652,845        1,115,000
        120,809         Dana Corp. ...............     1,759,438        4,938,068
        123,000         Federal-Mogul Corp. ......     3,262,690        7,318,500
        600,000         GenCorp Inc. .............     3,684,662       14,962,500
        255,000         Genuine Parts Co. ........     6,225,641        8,526,563
        115,000         Johnson Controls Inc. ....     2,268,501        6,785,000
        238,500         Modine Manufacturing
                         Co. .....................     5,125,982        8,645,625
        180,000         Standard Motor Products
                         Inc. ....................     2,323,936        4,365,000
         35,000         Superior Industries
                         International Inc. ......       693,283          973,438
        100,000         TransPro Inc. ............       788,321          487,500
         90,000         Wynn's International
                         Inc. ....................     1,140,063        1,991,250
                                                    ------------   --------------
                                                      27,925,362       60,108,444
                                                    ------------   --------------
                        AVIATION: PARTS AND SERVICES--1.3%
         10,000         BE Aerospace Inc.+........       193,625          210,000
        370,000         Coltec Industries Inc.+...     5,060,746        7,215,000
        181,000         Curtiss-Wright Corp. .....     2,275,020        6,900,625
         55,000         Fairchild Corp., Cl. A....     1,047,890          866,250
         60,000         Hi-Shear Industries
                         Inc. ....................       510,932          155,625
         40,000         Hudson General Corp. .....     1,121,008        2,520,000
         72,000         Precision Castparts
                         Corp. ...................     2,725,279        3,186,000
                                                    ------------   --------------
                                                      12,934,500       21,053,500
                                                    ------------   --------------
                        BROADCASTING--4.5%
         75,000         CBS Corp. ................     1,874,672        2,456,250
        445,255         Chris-Craft Industries
                         Inc. ....................     9,829,327       21,455,725
         69,551         Chris-Craft Industries
                         Inc., Cl. B (a)..........     1,132,440        3,351,489
          8,700         Gray Communications
                         Systems Inc. ............       172,878          159,319
        181,300         Gray Communications
                         Systems Inc., Cl. B......     2,352,215        2,481,544
        175,000         Grupo Televisa SA, GDR+...     3,689,840        4,320,313
          3,000         Infinity Broadcasting
                         Corp. ...................        61,500           82,125
        129,700         Liberty Corp. ............     4,361,332        6,371,513

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
        115,000         Paxson Communications
                         Corp., Cl. A+............  $  1,231,309   $    1,056,563
        400,000         Television Broadcasting
                         Ltd. ....................     1,815,551        1,032,578
        247,500         United Television Inc. ...    15,847,291       28,462,500
                                                    ------------   --------------
                                                      42,368,355       71,229,919
                                                    ------------   --------------
                        BUILDING AND CONSTRUCTION--0.3%
        167,000         Nortek Inc.+..............       797,319        4,613,375
          4,333         Nortek Inc., Special
                         Common (a)...............        59,049          119,699
                                                    ------------   --------------
                                                         856,368        4,733,074
                                                    ------------   --------------
                        BUSINESS SERVICES--1.0%
         48,000         Avis Rent A Car Inc.+.....     1,198,503        1,161,000
         54,100         Berlitz International
                         Inc., New+...............       847,842        1,568,900
        140,000         Cendant Corp. ............     2,249,607        2,668,750
         14,100         Dollar Thrifty Automotive
                         Group Inc.+..............       227,336          181,538
        100,000         Ecolab Inc. ..............     1,571,512        3,618,750
         23,046         Hach Co. .................       186,972          276,552
         16,546         Hach Co., Cl. A...........       113,613          169,597
         20,000         Hertz Corp. ..............       784,937          912,500
         68,000         Landauer Inc. ............       422,093        2,201,500
        200,000         Nashua Corp.+.............     3,675,056        2,662,500
                                                    ------------   --------------
                                                      11,277,471       15,421,587
                                                    ------------   --------------
                        CABLE--7.4%
        810,000         Cablevision Systems Corp.,
                         Cl. A+...................     7,971,521       40,651,875
         40,000         Comcast Corp., Cl. A......       593,113        2,297,500
        555,000         MediaOne Group Inc. ......    11,600,961       26,085,000
         70,000         Shaw Communications Inc.,
                         Cl. B....................       555,126        1,695,391
        640,000         TCI Ventures Group........     3,891,947       15,080,000
        522,556         Tele-Communications Inc.,
                         Cl. A New+...............     9,228,178       28,903,879
         65,000         United International
                         Holdings Inc., Cl. A+....       884,424        1,251,250
                                                    ------------   --------------
                                                      34,725,270      115,964,895
                                                    ------------   --------------
                        CLOSED-END FUNDS--0.1%
         84,000         Royce Value Trust Inc. ...       949,972        1,155,000
                                                    ------------   --------------
                        COMMUNICATIONS EQUIPMENT--0.4%
        110,000         Allen Telecom Inc.+.......       687,440          735,625
         47,000         Motorola Inc. ............       622,493        2,869,939
         43,000         Northern Telecom Ltd......       822,685        2,155,375
                                                    ------------   --------------
                                                       2,132,618        5,760,939
                                                    ------------   --------------
                        CONSUMER PRODUCTS--4.2%
         10,000         Avon Products Inc. .......       307,750          442,500
        607,000         Carter-Wallace Inc. ......     9,514,363       11,912,375
          2,750         Christian Dior SA.........       307,335          303,971
        206,500         Church & Dwight Co.
                         Inc. ....................     4,664,837        7,421,094

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1998
- ----------------------------------------------------------------

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
                        COMMON STOCKS (CONTINUED)
                        CONSUMER PRODUCTS (CONTINUED)
         20,000         Department 56 Inc.+.......  $    386,250   $      751,250
         22,000         Eastman Kodak Co. ........     1,271,475        1,584,000
         65,000         First Brands Corp. .......       910,850        2,563,439
        250,000         Fortune Brands Inc. ......     5,681,567        7,906,250
        230,000         Gallaher Group plc, ADR...     2,857,199        6,253,125
        100,000         General Cigar Holdings
                         Inc. ....................       954,213          868,750
         93,356         General Cigar Holdings
                         Inc., Cl. B+ (a).........       917,834          811,030
         85,000         Gillette Co. .............     1,215,450        4,106,563
         40,000         Harley Davidson Inc. .....       198,900        1,895,000
         13,000         National Presto Industries
                         Inc. ....................       501,400          554,125
         25,000         Nine West Group Inc. .....       489,573          389,063
         40,000         Philip Morris Companies
                         Inc. ....................     1,585,937        2,140,000
        505,000         Ralston Purina Group......     6,131,945       16,349,375
         41,700         Syratech Corp.+...........       954,711          667,200
                                                    ------------   --------------
                                                      38,851,589       66,919,110
                                                    ------------   --------------
                        CONSUMER SERVICES--0.7%
        500,000         Loewen Group Inc. ........     7,225,157        4,218,750
        370,000         Rollins Inc. .............     5,905,989        6,475,000
                                                    ------------   --------------
                                                      13,131,146       10,693,750
                                                    ------------   --------------
                        DIVERSIFIED INDUSTRIAL--3.6%
         10,000         Anixter International
                         Inc.+....................        90,087          203,125
         10,000         Cooper Industries Inc. ...       484,437          476,875
        315,000         Crane Co. ................     3,712,294        9,509,063
        205,000         GATX Corp. ...............     4,329,860        7,764,375
         16,000         General Electric Co. .....       394,980        1,633,000
        118,000         Honeywell Inc. ...........     6,297,010        8,886,875
        270,000         ITT Industries Inc. ......     7,130,128       10,732,500
        145,000         Katy Industries Inc. .....     1,312,250        2,546,564
         13,000         Kyocera Corp., ADR........       448,063          675,188
        350,000         Lamson & Sessions Co.+....     1,899,408        1,793,750
        260,000         Lawter International
                         Inc. ....................     2,596,834        3,022,500
         46,062         Myers Industries Inc. ....       172,636        1,318,525
         68,000         National Service
                         Industries Inc. .........     1,591,349        2,584,000
          8,000         Pentair Inc. .............       321,588          318,500
        125,000         Thomas Industries Inc. ...     1,397,900        2,453,125
         80,000         Trinity Industries
                         Inc. ....................       977,970        3,080,000
                                                    ------------   --------------
                                                      33,156,794       56,997,965
                                                    ------------   --------------
                        ELECTRONICS--0.4%
          3,000         Hitachi Ltd., ADR.........       302,567          181,314
         10,000         Imation Corp.+............       203,344          175,000
        800,000         Oak Technology Inc.+......     2,960,082        2,800,000
         10,000         Sony Corp., ADR...........       544,302          717,500
        120,000         UCAR International
                         Inc. ....................     2,704,342        2,137,500
                                                    ------------   --------------
                                                       6,714,637        6,011,314
                                                    ------------   --------------

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
                        ENERGY AND UTILITIES--3.8%
        100,000         Atlantic Richfield Co. ...  $  5,368,509   $    6,525,000
        145,500         BJ Services Co.+..........     2,263,687        2,273,438
         50,000         British Petroleum Co. plc,
                         ADR......................     1,110,595        4,750,000
         40,000         Brown (Tom) Inc. .........       653,595          401,250
         30,000         Chevron Corp. ............     1,016,500        2,488,125
        202,413         Citizens Utilities Co.,
                         Cl. B....................     1,984,213        1,644,604
        153,000         Eastern Enterprises.......     4,306,015        6,693,750
         15,000         Energy East Corp. ........       653,767          847,500
         60,000         Enron Oil & Gas Co. ......       548,976        1,035,000
        180,000         Exxon Corp. ..............     5,413,043       13,162,500
         30,000         Global Marine Inc. .......       483,312          275,625
         40,000         Halliburton Co. ..........       840,758        1,185,000
         10,000         New England Electric
                         System...................       484,301          481,250
         20,000         Niagara Mohawk Power
                         Corp. ...................       307,875          322,500
        200,000         PennzEnergy Co.+..........     6,043,516        3,262,500
        195,000         Pennzoil-Quaker State
                         Co.+.....................     6,098,468        2,888,438
        325,000         Southwest Gas Corp. ......     5,939,311        8,734,375
         55,000         Texaco Inc. ..............     1,741,375        2,908,125
                                                    ------------   --------------
                                                      45,257,816       59,878,980
                                                    ------------   --------------
                        ENTERTAINMENT--12.4%
        230,000         Ascent Entertainment Group
                         Inc. ....................     2,214,090        1,696,250
         19,406         EMI Group plc.............        75,408          129,707
        100,000         EMI Group plc, ADR........     1,246,297        1,362,500
         13,600         Fisher Companies Inc. ....       905,975          931,600
         40,000         Fox Entertainment Group
                         Inc. ....................       887,437        1,007,500
        150,000         GC Companies Inc.+........     5,073,921        6,243,750
        862,500         Tele-Communications
                         Inc./Liberty Media Group,
                         Cl. A+...................     9,062,411       39,728,906
      1,170,000         Time Warner Inc. .........    16,600,406       72,613,125
         11,000         Todd-AO Corp., Cl. A......        30,000           88,000
        900,000         USA Networks Inc.+........    13,134,802       29,812,500
        360,000         Viacom Inc., Cl. A+.......     9,191,153       26,482,500
        215,000         Viacom Inc., Cl. B+.......     6,644,147       15,910,000
                                                    ------------   --------------
                                                      65,066,047      196,006,338
                                                    ------------   --------------
                        ENVIRONMENTAL SERVICES--0.0%
         30,000         EnviroSource Inc. ........       185,450          153,750
                                                    ------------   --------------
                        EQUIPMENT AND SUPPLIES--10.6%
        700,000         Aeroquip-Vickers Inc. ....    21,533,611       20,956,250
        300,000         AMETEK Inc. ..............     3,455,782        6,693,750
        155,000         AMP Inc. .................     6,078,170        8,069,688
         98,000         Amphenol Corp., Cl. A+....     2,582,750        2,958,375
         22,000         AptarGroup Inc. ..........       197,343          617,375
         88,100         Caterpillar Inc. .........     1,178,142        4,052,600
        110,000         CLARCOR Inc. .............     1,490,481        2,200,000
        285,000         CTS Corp. ................     1,959,101       12,397,500
        410,000         Deere & Co. ..............     6,454,360       13,581,250
        230,000         Donaldson Co. Inc. .......     1,457,271        4,772,500

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1998
- ----------------------------------------------------------------

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
                        COMMON STOCKS (CONTINUED)
                        EQUIPMENT AND SUPPLIES (CONTINUED)
         32,000         EG&G Inc. ................  $    567,663   $      890,000
         10,000         Fedders Corp. ............        59,939           58,125
        110,000         Flowserve Corp. ..........     2,660,256        1,821,875
        166,300         Gerber Scientific Inc. ...     1,754,645        3,960,019
        315,000         Hussmann International
                         Inc. ....................     3,070,548        6,103,125
        445,000         IDEX Corp. ...............     3,661,463       10,902,500
         60,000         Ingersoll-Rand Co. .......     1,496,510        2,816,250
        200,000         Kollmorgen Corp. .........     1,861,980        3,050,000
         88,000         Lufkin Industries Inc. ...     1,591,261        1,628,000
         35,000         Manitowoc Co. Inc. .......       367,746        1,553,125
        160,000         Mark IV Industries
                         Inc. ....................     1,227,050        2,080,000
         50,000         Materials Sciences
                         Corp.+...................       452,506          425,000
         28,000         Met-Pro Corp. ............       374,588          350,000
        365,000         Navistar International
                         Corp.+...................     4,974,591       10,402,500
         20,000         PACCAR Inc. ..............       522,020          822,500
        291,000         Pittway Corp. ............     2,160,298        9,839,438
        313,000         Pittway Corp., Cl. A......     1,076,919       10,348,563
         97,355         Sequa Corp., Cl. A+.......     4,394,277        5,829,131
         96,000         Sequa Corp., Cl. B+.......     4,869,340        7,056,000
        173,000         SPS Technologies Inc.+....     2,740,938        9,623,125
         50,000         U.S. Filter Corp. ........       610,576        1,143,750
         30,000         Valmont Industries
                         Inc. ....................       242,908          416,250
                                                    ------------   --------------
                                                      87,125,033      167,418,564
                                                    ------------   --------------
                        FINANCIAL SERVICES--6.0%
              1         Al-Zar Ltd.+ (a)..........             0              350
          3,000         Alleghany Corp.+..........       596,673          563,625
         65,000         American Bankers Insurance
                         Group Inc. ..............     3,384,286        3,144,375
        320,000         American Express Co. .....     7,431,567       32,720,000
         29,700         Argonaut Group Inc. ......       894,382          727,650
            220         Berkshire Hathaway
                         Inc.+....................       874,549       15,400,000
        130,000         Block (H&R) Inc. .........     4,448,127        5,850,000
         70,000         Commerzbank AG, ADR.......     1,365,494        2,187,500
        150,000         Deutsche Bank AG, ADR.....     6,596,875        8,737,500
        175,000         Lehman Brothers Holdings
                         Inc. ....................     3,156,725        7,710,938
          5,000         Leucadia National
                         Corp. ...................       185,050          157,500
         20,000         Mellon Bank Corp. ........     1,220,895        1,375,000
          5,000         Merrill Lynch & Co. ......       351,519          333,750
         15,917         Metris Companies Inc. ....       438,360          800,821
        255,000         Midland Co. ..............     2,686,195        6,151,875
          2,000         MONY Group Inc.+..........        57,225           62,622
         50,000         Paine Webber Group
                         Inc. ....................     1,351,387        1,931,250
         30,000         Pioneer Group Inc. .......       487,000          592,500
         43,000         State Street Corp. .......       638,075        2,991,185
         20,000         SunTrust Banks Inc. ......       424,879        1,530,000
         11,941         Transamerica Corp. .......       583,636        1,379,186
          8,000         Value Line Inc. ..........       115,500          315,000
                                                    ------------   --------------
                                                      37,288,399       94,662,627
                                                    ------------   --------------

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
                        FOOD AND BEVERAGE--7.2%
         50,000         Bestfoods Inc. ...........  $  1,329,872   $    2,662,500
         76,300         Brown-Forman Corp., Cl.
                         A........................     2,574,752        5,321,925
         90,000         Chock Full o'Nuts
                         Corp.+...................       554,148          562,500
         45,000         Coca-Cola Co. ............       387,203        3,009,375
         60,000         Corn Products
                         International Inc. ......     1,821,807        1,822,500
         29,000         Diageo plc, ADR...........     1,306,076        1,341,250
          4,500         Farmer Brothers Co. ......       476,380          963,000
         85,000         General Mills Inc. .......     2,867,929        6,608,750
         60,000         Heinz (H.J.) Co. .........     2,398,556        3,397,500
         48,000         Hershey Foods Corp. ......     1,016,513        2,985,000
         15,000         Keebler Foods Co.+........       427,150          564,375
        240,000         Kellogg Co. ..............     6,053,037        8,190,000
         30,000         LVHM Moet Hennessy Louis
                         Vuitton, ADR.............     1,144,062        1,222,500
        410,000         PepsiCo Inc. .............    13,030,375       16,784,375
        330,000         Quaker Oats Co. ..........    11,989,122       19,635,000
         50,000         Ralcorp Holdings Inc.+....       595,439          912,500
        310,000         Seagram Co. ..............     9,346,822       11,780,000
        129,602         Tootsie Roll Industries
                         Inc. ....................     2,074,905        5,070,678
        560,000         Whitman Corp. ............     6,164,368       14,210,000
         80,000         Wrigley (Wm.) Jr. Co. ....     3,673,016        7,165,000
                                                    ------------   --------------
                                                      69,231,532      114,208,728
                                                    ------------   --------------
                        HEALTH CARE--2.7%
         12,000         Amgen Inc. ...............       220,320        1,254,747
         18,000         Biogen Inc.+..............       270,450        1,494,000
         40,000         Chiron Corp.+.............       550,315        1,047,500
        100,000         Genentech Inc.+...........     4,804,136        7,968,750
         10,000         Glaxo Wellcome plc........       549,120          695,000
        100,000         IVAX Corp. ...............       884,612        1,243,750
         65,000         Johnson & Johnson.........     1,343,465        5,451,875
         55,000         Merck & Co. Inc. .........     1,853,500        8,122,813
        105,000         Pfizer Inc. ..............     1,677,963       13,170,938
         25,000         SmithKline Beecham plc....     1,520,214        1,737,500
                                                    ------------   --------------
                                                      13,674,095       42,186,873
                                                    ------------   --------------
                        HOTELS AND GAMING--1.7%
        200,000         Circus Circus Enterprises
                         Inc.+....................     4,440,166        2,287,500
        320,700         Gaylord Entertainment Co.,
                         Cl. A....................     8,604,007        9,661,088
         30,000         GTECH Holdings Corp.+.....       545,939          768,750
         12,000         Harrah's Entertainment
                         Inc.+....................       113,002          188,250
        360,000         Hilton Hotels Corp. ......     5,950,853        6,885,000
        203,389         Ladbroke Group plc........       535,440          816,668
        300,000         Mirage Resorts Inc.+......     2,782,182        4,481,250
         40,000         Starwood Hotels & Resorts
                         Worldwide Inc. ..........     1,790,993          907,500
         60,000         Trump Hotels & Casino
                         Resorts Inc.+............       256,680          225,000
                                                    ------------   --------------
                                                      25,019,262       26,221,006
                                                    ------------   --------------

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1998
- --------------------------------------------------------------

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
                        COMMON STOCKS (CONTINUED)
                        METALS AND MINING--0.2%
         30,000         Barrick Gold Corp. .......  $    622,076   $      585,000
        100,000         Echo Bay Mines Ltd.+......       754,551          175,000
         45,000         Homestake Mining Co. .....       650,187          413,438
         65,000         Newmont Mining Corp. .....     1,546,169        1,174,064
        360,000         Pegasus Gold Inc.+........       263,140            6,300
         22,500         Placer Dome Inc. .........       285,944          258,750
        250,000         Royal Oak Mines Inc.+.....       652,034           62,500
         40,000         TVX Gold Inc.+............        91,563           72,500
                                                    ------------   --------------
                                                       4,865,664        2,747,552
                                                    ------------   --------------
                        PAPER AND FOREST PRODUCTS--0.9%
        180,000         Greif Bros. Corp., Cl.
                         A........................     3,637,710        5,253,750
         35,000         Sealed Air Corp. .........     1,318,842        1,787,185
        312,000         St. Joe Corp. ............     3,601,269        7,312,500
                                                    ------------   --------------
                                                       8,557,821       14,353,435
                                                    ------------   --------------
                        PUBLISHING--3.4%
         70,000         American Media Inc., Cl.
                         A+.......................       674,812          389,375
          4,000         Central Newspapers Inc.,
                         Cl. A....................       289,413          285,750
         55,000         Dow Jones & Co. Inc. .....     2,569,066        2,646,875
         38,000         Harcourt General Inc. ....     1,749,900        2,023,500
         53,600         McClatchy Newspapers Inc.,
                         Cl. A....................     1,026,635        1,896,100
         80,000         McGraw-Hill Companies
                         Inc. ....................     2,603,081        8,150,000
        325,000         Media General Inc., Cl.
                         A........................     7,448,870       17,225,000
         88,000         Meredith Corp. ...........     1,787,933        3,333,000
        140,000         New York Times Co., Cl.
                         A........................     1,148,435        4,856,250
         15,000         News Corp. Ltd., ADR......       255,587          396,563
        305,000         Penton Media Inc. ........     1,064,715        6,176,250
         50,000         Reader's Digest
                         Association Inc., Cl.
                         A........................     1,384,340        1,259,375
         84,000         Reader's Digest
                         Association Inc., Cl.
                         B........................     1,999,190        2,026,500
      1,650,000         Seat-Pagine Gialle SpA+...       343,343        1,556,745
          6,000         Scripps (E.W.) Co., Cl.
                         A........................       108,669          298,500
         68,700         Thomas Nelson Inc. .......       938,906          927,450
                                                    ------------   --------------
                                                      25,392,895       53,447,233
                                                    ------------   --------------
                        REAL ESTATE--0.5%
        380,000         Catellus Development
                         Corp.+...................     3,687,688        5,438,750
         48,000         Florida East Coast
                         Industries Inc. .........       631,838        1,689,000
         70,000         Griffin Land & Nurseries
                         Inc.+....................       889,441          892,500
          1,000         Lennar Corp. .............        13,369           25,250
          1,000         LNR Property Corp. .......        21,243           19,938
                                                    ------------   --------------
                                                       5,243,579        8,065,438
                                                    ------------   --------------
                        RETAIL--2.3%
         41,000         Aaron Rents Inc. .........       146,083          620,125
         20,000         Aaron Rents Inc., Cl. A...        83,263          298,750
        105,000         Amercian Stores Co. ......     2,535,243        3,878,435

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
        190,000         Burlington Coat Factory
                         Warehouse Corp. .........  $  2,180,142   $    3,099,372
         50,000         Coldwater Creek Inc.+.....       960,937          687,500
         50,000         Fingerhut Companies
                         Inc. ....................       272,975          771,872
         70,000         Kroger Co.+...............       818,000        4,235,000
        150,000         Lillian Vernon Corp. .....     2,201,747        2,475,000
         50,000         Midas Inc. ...............       376,453        1,556,250
        576,700         Neiman Marcus Group
                         Inc.+....................     8,105,603       14,381,456
        200,000         Republic Industries
                         Inc.+....................     3,600,569        2,950,000
        200,000         Scheib (Earl) Inc.+.......     1,432,580        1,100,000
                                                    ------------   --------------
                                                      22,713,595       36,053,760
                                                    ------------   --------------
                        SATELLITE--0.6%
        200,000         COMSAT Corp. .............     3,731,935        7,200,000
        100,000         Globalstar
                         Telecommunications Ltd...       423,210        2,012,500
                                                    ------------   --------------
                                                       4,155,145        9,212,500
                                                    ------------   --------------
                        SPECIALTY CHEMICALS--0.7%
        375,000         Ferro Corp. ..............     5,437,040        9,750,000
         95,000         Sybron Chemicals Inc. ....     2,038,204        1,282,500
                                                    ------------   --------------
                                                       7,475,244       11,032,500
                                                    ------------   --------------
                        TELECOMMUNICATIONS-- 7.5%
        122,000         Aliant Communications
                         Inc. ....................     1,900,906        4,986,750
          5,000         Allegiance Telecom
                         Inc. ....................        74,063           60,625
         85,000         Alltel Corp. .............     2,106,961        5,084,064
        140,000         AT&T Corp. ...............     4,923,962       10,535,000
         50,000         BC Telecom Inc. ..........       877,855        1,364,405
         30,000         BC Telecom Inc., ADR......       537,319          818,645
        210,000         BCE Inc. .................     3,525,210        7,966,873
         36,000         BellSouth Corp. ..........       455,094        1,795,500
        130,000         Cable & Wireless plc,
                         ADR......................     2,878,267        4,777,500
        170,200         Commonwealth Telephone
                         Enterprises Inc.+........     2,290,984        5,701,700
        186,965         Commonwealth Telephone
                         Enterprises Inc., Cl.
                         B+.......................     3,517,737        5,889,398
         65,000         Embratel Participacoes
                         SA+......................     1,368,933          905,938
        110,000         Frontier Corp. ...........     2,648,244        3,740,000
        155,000         GTE Corp. ................     3,595,431       10,452,813
         32,000         Hong Kong
                         Telecommunications Ltd.,
                         ADR......................       502,292          562,000
        400,000         RCN Corp. ................     2,835,846        7,075,000
         10,000         Rogers Communications
                         Inc., Cl. B+.............        77,553           89,111
        310,000         Rogers Communications
                         Inc., Cl. B, ADR+........     2,230,006        2,751,250
        270,000         SBC Communications
                         Inc. ....................     6,265,205       14,478,750
        100,000         Sprint Corp. .............     1,714,705        8,412,500
         13,500         Tele Centro Sul
                         Participacoes SA+........       784,466          564,469
        500,000         Telecom Italia SpA........     1,046,696        4,263,812
        125,000         Telecom Italia SpA, ADR...     2,773,903       10,875,000

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1998
- -------------------------------------------------------------

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
                        COMMON STOCKS (CONTINUED)
                        TELECOMMUNICATIONS (CONTINUED)
         67,500         Telecomunicacoes
                         Brasileiras SA, ADR......  $      5,188   $        7,383
         15,300         Telefonica de Espana,
                         ADR......................       596,375        2,071,238
         10,000         Telefonos de Mexico SA,
                         Cl. L, ADR...............       281,828          486,875
         67,500         Tele Norte Leste
                         Participacoes SA+........     1,032,465          839,531
         67,500         Telesp Participacoes SA...     2,531,873        1,493,438
          8,000         US West Inc.+.............       245,907          517,000
                                                    ------------   --------------
                                                      53,625,274      118,566,568
                                                    ------------   --------------
                        TRANSPORTATION--0.7%
        132,000         AMR Corp.+................     4,051,686        7,837,500
          3,000         Burlington Northern Santa
                         Fe Corp. ................        94,519          101,250
         40,000         CSX Corp. ................     1,859,563        1,660,000
         10,000         Kansas City Southern
                         Industries Inc. .........       317,503          491,875
          1,000         Norfolk Southern Corp. ...        31,738           31,689
          1,000         Providence & Worcester
                         Railroad Co. ............        18,050           12,500
          1,000         RailAmerica Inc.+.........         6,719            8,500
          3,000         Wisconsin Central
                         Transportation Corp.+....        60,946           51,563
                                                    ------------   --------------
                                                       6,440,724       10,194,877
                                                    ------------   --------------
                        WIRELESS COMMUNICATIONS--5.6%
         35,000         AirTouch Communications
                         Inc.+....................       791,589        2,524,375
         85,000         Associated Group Inc., Cl.
                         A+.......................     1,677,738        3,655,000
         37,000         Associated Group Inc., Cl.
                         B+.......................        98,787        1,572,500
        460,000         Century Telephone
                         Enterprises Inc. ........     7,528,687       31,050,000
         55,000         NEXTEL Communications
                         Inc., Cl. A+.............       660,330        1,299,375
         50,000         Rogers Cantel Mobile
                         Communications Inc.+.....       554,438          609,375
         50,000         Sprint Corp.(PCS Group)...       220,292        1,156,250

                                                                       MARKET
       SHARES                                           COST           VALUE
       ------                                           ----           ------
          6,750         Tele Celular Sul
                         Participacoes SA.........  $    107,916   $      117,703
         22,500         Tele Centro Oeste Celular
                         Participacoes SA+........        67,447           66,094
      1,800,000         Telecom Italia Mobile
                         SpA......................     1,661,796       13,281,321
          1,350         Tele Leste Celular
                         Participacoes SA.........        36,110           38,306
          3,375         Telemig Celular
                         Participacoes SA+........        97,539           71,719
          3,375         Tele Nordeste Celular
                         Participacoes SA.........        49,807           62,438
          1,350         Tele Norte Celular
                         Participacoes SA+........        20,857           30,459
        700,800         Telephone & Data Systems
                         Inc. ....................    25,126,188       31,492,200
         27,000         Telesp Celular
                         Participacoes SA+........       863,327          472,500
         13,500         Tele Sudeste Celular
                         Participacoes SA+........       427,513          279,281
         10,000         United States Cellular
                         Corp. ...................       312,933          380,000
                                                    ------------   --------------
                                                      40,303,294       88,158,896
                                                    ------------   --------------
                        TOTAL COMMON STOCKS.......   769,903,864    1,517,230,997
                                                    ------------   --------------
                        PREFERRED STOCKS -- 0.2%
                        METALS AND MINING--0.0%
         10,000         Freeport-McMoRan Inc.,
                         7.00% Conv. Pfd. ........       213,000          148,750
                                                    ------------   --------------
                        TELECOMMUNICATIONS--0.2%
         35,000         Sprint Corp.,
                         8.25% Conv. Pfd. ........     1,295,406        2,887,500
      1,588,267         Telecomunicacoes de Sao
                         Paulo SA (Telesp),
                         Preference Shares........       152,310          216,501
      1,588,267         Telecomunicacoes de Sao
                         Paulo SA (Telesp),
                         Preference Shares, Cl. B
                         .........................        60,929           69,801
                                                    ------------   --------------
                                                       1,508,645        3,173,802
                                                    ------------   --------------
                        TOTAL PREFERRED STOCKS....     1,721,645        3,322,552
                                                    ------------   --------------

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1998
- --------------------------------------------------------------

 PRINCIPAL                                                MARKET
  AMOUNT                                   COST           VALUE
 ---------                                 ----           ------
              CORPORATE BONDS--0.2%
              ENTERTAINMENT--0.2%
$2,300,000    Viacom Inc., Sub. Deb.
               8.00%, 07/07/06.......  $  1,677,650   $    2,397,750
                                       ------------   --------------
              U.S. GOVERNMENT OBLIGATIONS--4.6%
74,665,000    U.S. Treasury Bills,
              4.21% to 5.14%++, due
               01/14/99 to 03/18/99..    74,095,837       74,117,524
                                       ------------   --------------
              TOTAL INVESTMENTS --
               101.3%................  $847,398,996*   1,597,068,823
                                       ============
              OTHER ASSETS AND
                LIABILITIES (NET)--(1.3)%..........      (21,092,918)
                                                      --------------
              NET ASSETS --100.0%
               (44,429,209 shares outstanding).....   $1,575,975,905
                                                      ==============
              NET ASSET VALUE, OFFERING AND
               REDEMPTION PRICE PER SHARE..........           $35.47
                                                              ======

 PRINCIPAL                              SETTLEMENT    NET UNREALIZED
  AMOUNT                                   DATE        DEPRECIATION
- -----------                            ------------   --------------
              FORWARD FOREIGN
               EXCHANGE CONTRACTS
 12,100,000(b) Deliver Hong Kong
               Dollars in exchange for
               USD $1,561,119............  02/26/99   $      (52,861)

- ---------------

   *  For Federal tax purposes:
      Aggregate cost........................  $848,880,921
                                              ============
      Gross unrealized appreciation.........  $776,378,475
      Gross unrealized depreciation.........   (28,190,573)
                                              ------------
      Net unrealized appreciation...........  $748,187,902
                                              ============

- ---------------

 (a) Security fair valued as determined by the Board of Trustees.
 (b)  Principal amount denoted in Hong Kong Dollars.
   +  Non-income producing security.
  ++  Represents annualized yield at date of purchase.
ADR-- American Depositary Receipt.
GDR-- Global Depositary Receipt.
USD-- U.S. Dollars.

                See accompanying notes to financial statements.

                             THE GABELLI ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
- ----------------------------------------------------------

ASSETS:
 Investments, at value (Cost $847,398,996)..............   $1,597,068,823
 Cash and foreign currency, at value (Cost $3,471,091)..        3,491,372
 Dividends and interest receivable......................        1,307,771
 Receivable for investments sold........................          771,071
 Receivable for Fund shares sold........................        1,385,883
 Other assets...........................................            3,327
                                                           --------------
   TOTAL ASSETS.........................................    1,604,028,247
                                                           --------------
LIABILITIES:
 Payable for investments purchased......................        7,455,631
 Payable for Fund shares redeemed.......................       18,571,777
 Payable for investment advisory fees...................        1,290,786
 Payable for distribution fees..........................          322,696
 Unrealized depreciation of foreign forward exchange
   contracts............................................           52,861
 Payable for shareholder services fees..................          152,000
 Payable to custodian...................................           45,000
 Payable to Trustees....................................            2,989
 Other accrued expenses.................................          158,602
                                                           --------------
   TOTAL LIABILITIES....................................       28,052,342
                                                           --------------
   NET ASSETS applicable to 44,429,209 shares
    outstanding.........................................   $1,575,975,905
                                                           ==============
NET ASSETS CONSIST OF:
 Shares of beneficial interest, at par value............   $      444,292
 Additional paid-in capital.............................      826,832,314
 Accumulated distributions in excess of net realized
   gain on investments and foreign currency
   transactions.........................................         (938,014)
 Net unrealized appreciation on investments
   and foreign currency transactions....................      749,637,313
                                                           --------------
   TOTAL NET ASSETS.....................................   $1,575,975,905
                                                           ==============
   NET ASSET VALUE, offering and redemption price per share
    ($1,575,975,905 / 44,429,209 shares outstanding; unlimited
     number of shares authorized of $0.01 par value) . . . .       $35.47
                                                                   ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
- ----------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of foreign withholding taxes of
   $62,408)..............................................   $ 15,387,284
 Interest................................................      5,747,659
                                                            ------------
   TOTAL INVESTMENT INCOME...............................     21,134,943
                                                            ------------
EXPENSES:
 Investment advisory fees................................     14,882,733
 Distribution fees.......................................      3,708,303
 Shareholder services fees...............................        890,284
 Custodian fees..........................................        267,005
 Legal and audit fees....................................        100,600
 Shareholder communications expenses.....................         83,521
 Trustees' fees..........................................         73,000
 Miscellaneous expenses..................................        246,949
                                                            ------------
   TOTAL EXPENSES........................................     20,252,395
                                                            ------------
   NET INVESTMENT INCOME.................................        882,548
                                                            ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on investments and foreign currency
   transactions..........................................     59,477,782
 Net change in unrealized appreciation on investments and
   foreign currency transactions.........................    164,961,752
                                                            ------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS.........................    224,439,534
                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....   $225,322,082
                                                            ============

STATEMENT OF CHANGES IN NET ASSETS
- ------------------------------------------------------------

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 1998    DECEMBER 31, 1997
                                                              -----------------    -----------------
OPERATIONS:
   Net investment income....................................   $      882,548       $    2,547,863
   Net realized gain on investments and foreign currency
    transactions............................................       59,477,782          166,963,760
   Net change in unrealized appreciation on investments and
    foreign currency transactions...........................      164,961,752          207,587,959
                                                               --------------       --------------
      Net increase in net assets resulting from
       operations...........................................      225,322,082          377,099,582
                                                               --------------       --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income....................................         (689,228)          (2,481,578)
   In excess of net investment income.......................               --              (93,147)
   Net realized gain on investments.........................      (59,477,782)        (166,963,945)
   In excess of net realized gain on investments............          (92,619)             (40,227)
                                                               --------------       --------------
      Total distributions to shareholders...................      (60,259,629)        (169,578,897)
                                                               --------------       --------------
SHARE TRANSACTIONS:
   Net increase in net assets from shares of beneficial
    interest transactions...................................       75,861,674           46,891,821
                                                               --------------       --------------
      Net increase in net assets............................      240,924,127          254,412,506
NET ASSETS:
   Beginning of period......................................    1,335,051,778        1,080,639,272
                                                               --------------       --------------
   End of period............................................   $1,575,975,905       $1,335,051,778
                                                               ==============       ==============

                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS
- -----------------------------------------------------------------
1. ORGANIZATION. The Gabelli Asset Fund (the "Fund") was organized on November 25, 1985 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is growth of capital. The Fund commenced investment operations on March 3, 1986.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Short term debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
- ----------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Permanent differences incurred during the year ended December 31, 1998 resulting from different book and tax accounting policies for currency gains and losses and certain distributions received by the Fund are reclassified between net investment income (loss) and net realized gain (loss) on investments at year end. For the year ended December 31, 1998, reclassifications were made to decrease undistributed net investment income for $193,320 and increase accumulated net realized gain on investments and foreign currency transactions for $193,320.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
- --------------------------------------------------------------

Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1998, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $3,708,303 or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 1998, other than short term securities, aggregated $357,444,974 and $290,283,477, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1998, the Fund paid brokerage commissions of $335,068 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the year ended December 31, 1998.

8. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                                     YEAR ENDED                         YEAR ENDED
                                                                 DECEMBER 31, 1998                  DECEMBER 31, 1997
                                                          --------------------------------    ------------------------------
                                                             SHARES            AMOUNT            SHARES           AMOUNT
                                                          ------------    ----------------    ------------    --------------
Shares sold.............................................   50,493,058     $ 1,716,293,181      13,039,709     $ 421,881,081
Shares issued upon reinvestment of dividends............    1,648,815          57,057,140       4,869,910       154,702,133
Shares redeemed.........................................  (49,630,901)     (1,697,488,647)    (16,898,747)     (529,691,393)
                                                          -----------     ---------------     -----------     -------------
    Net increase........................................    2,510,972     $    75,861,674       1,010,872     $  46,891,821
                                                          ===========     ===============     ===========     =============

9. SUBSEQUENT EVENT. On February 9, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Management Inc., a newly formed publicly traded company that is 80% owned by the former Adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the Investment Company Act of 1940, as amended.

THE GABELLI ASSET FUND
FINANCIAL HIGHLIGHTS
- ------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                                                                 YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------------------
                                                           1998          1997              1996          1995             1994
                                                           ----          ----              ----          ----             ----
OPERATING PERFORMANCE:
  Net asset value, beginning of period................  $     31.85   $     26.42       $    25.75    $    22.21        $   23.30
                                                        -----------   -----------       ----------    ----------        ---------
  Net investment income...............................         0.02          0.07             0.15          0.26             0.26
  Net realized and unrealized gain/(loss) on
    investments.......................................         5.02          9.97             3.29          5.28            (0.30)
                                                        -----------   -----------       ----------    ----------        ---------
  Total from investment operations....................         5.04         10.04             3.44          5.54            (0.04)
                                                        -----------   -----------       ----------    ----------        ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income...............................        (0.02)        (0.07)           (0.15)        (0.25)           (0.25)
  In excess of net investment income..................           --         (0.00)(a)           --            --            (0.01)
  Net realized gain on investments....................        (1.40)        (4.54)           (2.61)        (1.75)           (0.76)
  In excess of net realized gain on investments.......        (0.00)(a)     (0.00)(a)        (0.01)        (0.00)(a)        (0.03)
                                                        -----------   -----------       ----------    ----------        ---------
  Total distributions.................................        (1.42)        (4.61)           (2.77)        (2.00)           (1.05)
                                                        -----------   -----------       ----------    ----------        ---------
  NET ASSET VALUE, END OF PERIOD......................  $     35.47   $     31.85       $    26.42    $    25.75        $   22.21
                                                        ===========   ===========       ==========    ==========        =========
  Total return+.......................................        15.9%         38.1%            13.4%         24.9%           (0.1)%
                                                        ===========   ===========       ==========    ==========        =========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)................  $ 1,575,976   $ 1,335,052       $1,080,639    $1,091,539        $ 982,250
  Ratio of net investment income to average net
    assets............................................        0.06%         0.22%            0.52%         0.95%            1.10%
  Ratio of operating expenses to average net assets...        1.36%         1.38%            1.34%         1.33%            1.28%
  Portfolio turnover rate.............................          21%           22%              15%           26%              19%

- ---------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Amount represents less than $0.005 per share.

                See accompanying notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
- ------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE GABELLI ASSET FUND
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Asset Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

1177 Avenue of the Americas
New York, New York
February 25, 1999

- ------------------------------------------------------------------
                  1998 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 1998, the Fund paid to shareholders, on December 28, 1998, an ordinary income dividend (comprised of net investment income and short term capital gains) totaling $0.185 per share and long term capital gains totaling $1.234 per share. For the year ended December 31, 1998, 84.98% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:
The percentage of the ordinary income dividend paid by the Fund during fiscal year 1998 which was derived from U.S. Treasury securities was 1.50%. Such income may be exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Asset Fund did not meet this strict requirement in 1998. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.
-

The  Gabelli Asset Fund
April 30, 1999
Page 1







                                                    APPENDIX A

                                       DESCRIPTION OF CORPORATE DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat large than in Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba:           Bonds which are rated Ba are judged to have speculative  elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
              Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.       An application for rating was not received or accepted.
2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy. 3. There is a lack of essential data pertaining to the issue or issuer. 4. The issue was privately placed, in which case the rating is not published in Moody's Investors Services,
         Inc.'s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa A, Baa Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1.


STANDARD & POOR'S RATINGS SERVICE

AAA:             Bonds rated AAA have the highest rating assigned by
                 Standard & Poor's Ratings Service,  a division
                 of McGraw Hill Companies, Inc.  Capacity to pay interest and repay principal is extremely strong.
AA:              Bonds rated AA have a very strong  capacity to pay
                interest and repay  principal  and differ from
                 the higher rated issues only in small degree.
A:               Bonds rated A have a strong  capacity to pay interest and repay principal  although they are somewhat more  susceptible  to the adverse  effects  of  changes  in  circumstances  and  economic conditions than bonds in the highest rated categories.
BBB:             Bonds rated BBB are regarded as having an adequate  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters,  adverse economic conditions or changing  circumstances  are more  likely to lead to a weakened capacity to pay interest and repay  principal for bonds in this category than in higher rated categories.
BB, B Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with CCC, respect to capacity to pay interest and repay principal in accordance with the terms of this CC, C: obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and
                 protective  characteristics,   they  are  outweighed  by  large
                 uncertainties of major risk exposures to adverse conditions.
C1:              The rating C1 is reserved for income bonds on which no
                interest is being paid.
D:               Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.
Plus (+)         The  ratings  from AA to CCC may be  modified  by the
                addition  of a plus or  minus  sign to show
Or               relative standing within the major rating categories.
Minus (-)
NR:              Indicates that no rating has been requested,  that there is insufficient  information on which to
                 base a rating,  or that S&P does not rate a particular  type of obligation as a matter of policy.